Exhibit 99.2

BREAD FINANCIAL 401(K) PLAN

ADOPTED USING

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.

PRE-APPROVED DEFINED CONTRIBUTION PLAN

ADOPTION AGREEMENT NO. 002

WITH

BASIC PLAN DOCUMENT NO. 15

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i

BREAD FINANCIAL 401(K) PLAN

ADOPTED USING ADOPTION AGREEMENT NO. 002

WITH THE PRE-APPROVED DEFINED CONTRIBUTION PLAN

BASIC PLAN DOCUMENT NO. 15

SECTION 1.				SERVICE PROVIDER INFORMATION

1.1	SERVICE PROVIDER’S NAME AND ADDRESS

	Name:			T. Rowe Price Retirement Plan Services, Inc.

	Address:			P.O. Box 89000

Baltimore, MD 21289

SECTION 2.				PLAN SPONSOR INFORMATION

2.1	PLAN SPONSOR NAME, ADDRESS, PHONE NUMBER, AND EMPLOYER IDENTIFICATION NUMBER (EIN)

	Name:			Bread Financial Payments, Inc.

	Address:			3095 Loyalty Circle

Columbus, OH 43219

	Phone:			614-729-4000

	EIN:			13-3163498

2.2	PLAN SPONSOR’S FISCAL YEAR means the 12-consecutive month period:

	a.	☒		Beginning on January 1st (month day, e.g., January 1st).

	b.	☐		Other: (must be the period used for IRS reporting purposes)

2.3	TYPE OF ENTITY

	a.	☒		C-corporation (including LLC taxed as a corporation)

	b.	☐		Partnership (including LLP)

	c.	☐		S-corporation

	d.	☐		Sole proprietorship

	e.	☐		Tax exempt/not for profit

	f.	☐		LLC taxed as a partnership or sole proprietorship

	g.	☐		Professional services corporation

	h.	☐		Professional employer organization (employee leasing organization)

	i.	☐		Other: (must be a legal entity recognized under federal income tax laws)

SECTION 3.				PARTICIPATION BY OTHER EMPLOYERS

3.1	PARTICIPATION BY OTHER EMPLOYERS

	a.	Type of Plan

		i.	☒	Single employer plan (only the Plan Sponsor and/or Related Employers participate in the Plan.)

			A.	☐ All Related Employers participate in the Plan unless excluded in Section 9, Covered Employees, below

		ii.	☐	Multiple employer plan (Plan may be adopted by un-related employers.)

	b.	Completion of separate adoption agreement or participation agreement (must select either i. or ii.)

		i.	☐	Each Employer participating in the Plan will complete its own Adoption Agreement (complete 3.2 – 3.7 below)

		ii.	☐	Only the Plan Sponsor will complete an Adoption Agreement and each participating Employer (related and/or unrelated) shall complete a participation agreement and submit it to the Plan Sponsor or its agent. (Do not complete 3.2 – 3.7 below.)

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3.2	PARTICIPATING EMPLOYER NAME, ADDRESS, AND EMPLOYER IDENTIFICATION NUMBER (EIN)

(Each participating Employer must complete an adoption agreement if 3.1b.i is selected above. The adoption agreement must specify the Plan features available to the participating Employer’s Employees.)

Name:

Address:

Phone:

EIN:

3.3	PARTICIPATING EMPLOYER’S FISCAL YEAR means the 12-consecutive month period:

	a. ☐	Beginning on (month day, e.g., January 1st).

	b. ☐	Other: (must be the period used for IRS reporting purposes)

3.4	TYPE OF ENTITY

	a. ☐	C-corporation (including LLC taxed as a corporation)

	b. ☐	Partnership (including LLP)

	c. ☐	S-corporation

	d ☐	Sole proprietorship

	e. ☐	Tax exempt / not for profit

	f. ☐	LLC taxed as a partnership or sole proprietorship

	g. ☐	Professional services corporation

	h. ☐	Other: (must be legal entity recognized under federal income tax laws)

3.5	EMPLOYER/PLAN SPONSOR RELATIONSHIP

(Complete only if the Plan is a multiple employer plan.)

	a. ☐	The Employer is related to the Plan Sponsor (without regard to whether the relationship meets the ownership/control requirements under Code Section 414(b) or (c))

	b. ☐	The Employer is a client organization of the Plan Sponsor

	c. ☐	The Employer is a member of an employer organization with the Plan Sponsor. Name of employer organization:

	d. ☐	Other: (please describe relationship)

3.6	☐	PARTICIPATION DATE: (month/day/year)

(The participation date is the date a particular participating Employer adopts the Plan. For an un-related Employer in a multiple employer plan, the participation date is treated as the original Plan effective date for such participating Employer.)

3.7	☐	EFFECT OF EXECUTION OF ADOPTION AGREEMENT

a.   By executing this Adoption Agreement, a participating Employer agrees to be bound by the terms of the Trust Agreement executed by the Plan Sponsor. If the Plan is a multiple employer plan, the participating Employer also acknowledges that the Plan is subject to the following: (i) the rules of Code Section 413(c) and the regulations thereunder, which are hereby incorporated by reference, (ii) specific annual reporting requirements, and (iii) different procedures for obtaining determination letters from the Internal Revenue Service regarding the qualified status of the Plan.

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SECTION 4. GENERAL PLAN INFORMATION

4.1	PLAN TYPE: (select only one)

	a.	☐		401(k) only

	b.	☒		401(k) and profit-sharing

	c.	☐		Profit-sharing only

	d.	☐		Money Purchase Pension Plan

4.2	PLAN NAME: Bread Financial 401(k) Plan

4.3	PLAN NUMBER: 001

4.4	PLAN EFFECTIVE DATES

	a.	☐		This is a new Plan effective (month/day/year)

(May not be earlier than the first day of the Plan Year in which the Plan is adopted)

		i.	☐	The Plan includes a cash or deferred arrangement (CODA) that is effective after the Plan effective date. The CODA effective date is (month/day/year)

(May not be earlier than the date the Employer adopts the CODA)

	b.	☒		This is an amendment and restatement of a plan originally effective January 24, 1996 (month/day/year). The effective date of this amendment and restatement is September 19, 2023 (month/day/year).

(The restatement effective date shall be no earlier than the first day of the current Plan Year.)

		i.	☐	The Plan name was changed upon restatement. The prior plan name was

		ii.	☐	The Plan includes a new cash or deferred arrangement (CODA) that is effective after the restatement effective date. The CODA effective date is (month/day/year)

(May not be earlier than the date the Employer adopts the CODA)

4.5	VARYING EFFECTIVE DATES

	a.	☐		Special effective dates apply to Plan provisions that cannot be specified elsewhere in this Adoption Agreement (e.g., certain provisions are effective after the plan/restatement effective date). Other specified Plan provisions and their effective dates are:

Note: Any special effective dates specified above must comply with Code Section 401(b).

4.6	FROZEN PLAN

	a.	☐		The Plan is frozen effective (month/day/year)

(Regardless of any other Plan provisions, no further contributions shall be made by or on behalf of a Participant after the freeze effective date. If the Plan is freezing part way through a Plan Year, the Adoption Agreement will reflect the contribution provisions that were in effect prior to the freeze date.)

4.7	PLAN YEAR means:

	a.	The 12-consecutive-month period beginning January 1st and ending December 31st.

		i.	☐	There has been a change in the Plan Year.

			A.	Original Plan Year is the 12-consecutive-month period beginning and ending .

			B.	Short Plan Year due to change beginning on (month/day/year) and ending on (month/day/year)

		ii.	☐	There is a short initial Plan Year beginning on (Plan’s original effective date: month/day/year) and ending on (month/day/year)

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4.8	LIMITATION YEAR means:

	a.	☒	Plan Year

	b.	☐	Plan Sponsor’s fiscal year

	c.	☐	Calendar year

	d.	☐	Other specified 12-consecutive month period:

SECTION 5. PLAN ADMINISTRATOR AND INVESTMENT FIDUCIARY INFORMATION

5.1	PLAN ADMINISTRATOR NAME, ADDRESS, AND TELEPHONE NUMBER

	a.	☒	Plan Sponsor (use Plan Sponsor’s address and telephone number)

	b.	☐	Use name, address and telephone number below:

Name:

Address:

Phone:

5.2	INVESTMENT FIDUCIARY NAME, ADDRESS, AND TELEPHONE NUMBER

	a.	☒	Plan Sponsor (use Plan Sponsor’s address and telephone number)

	b.	☐	Plan Administrator (use Plan Administrator’s address and telephone number)

	c.	☐	Use name, address and telephone number below:

Name:

Address:

Phone:

SECTION 6. MERGERS AND SPIN-OFFS

6.1	SPIN-OFF PLAN

	a.	☐	The Plan is a spin-off from: (name of other plan)

6.2	MERGER DOCUMENTATION

	a.	☒	Other plan(s) merged into the existing Plan (provisions are found in ADDENDUM B)

SECTION 7. GRANDFATHERED PROVISIONS

7.1	☒	GRANDFATHERED PROVISIONS. (provisions are found in ADDENDUM A)

SECTION 8. PERMITTED CONTRIBUTIONS

8.1	EMPLOYEE CONTRIBUTIONS. The Plan includes the following Employee Contributions: (select all that apply)

	a.	☒	401(k) Contributions

		i.	☒	Pre-Tax 401(k) Contributions

		ii.	☒	Roth 401(k) Contributions

	b.	☒	After-Tax Contributions.

		i.	☒	On-going After-Tax Contributions

		ii.	☐	Transferred After-Tax Contributions

		iii.	☐	Frozen After-Tax Contributions

	c.	☒	Rollover Contributions.

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8.2	EMPLOYER CONTRIBUTIONS. The Plan includes the following Employer Contributions: (select all that apply)

	a.	☐	Current Nonelective Contributions (Profit Sharing or Money Purchase Pension Plan Contributions)

	b.	☐	Prior Nonelective Contributions

	c.	☒	Current Matching Contributions

	d.	☒	Prior Matching Contributions

	e.	☒	QNECs

	f.	☒	QMACs

	g.	☒	Prior Safe Harbor Contributions

	h.	☒	Current Safe Harbor Contributions:

		i.	☐ Non-QACA Safe Harbor Matching Contributions

		ii.	☒ Non-QACA Safe Harbor Nonelective Contributions

		iii.	☐ QACA Safe Harbor Matching Contributions

		iv.	☐ QACA Safe Harbor Nonelective Contributions

	i.	☐	Prior Money Purchase Pension Plan Contributions

	j.	☐	Prevailing Wage Law Contributions (provisions are found in ADDENDUM E)

SECTION 9. COVERED EMPLOYEES

(Note: Unless otherwise elected below, for purposes of Sections 9.1 and 9.2, Employee Contributions include 401(k) Contributions, Rollover Contributions, and After-Tax Contributions, as applicable. Unless otherwise elected below, for purposes of Sections 9.1 and 9.2, Matching Contributions include Regular, Additional Discretionary, and/or True-Up Matching Contributions and QMACs and Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions, as applicable.)

9.1	INCLUDED CLASS OF EMPLOYEES. Subject to any exclusions selected in 9.2 below, Covered Employees include the following:

		All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor[1]

a.	All Employees of participating Employer	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

b.	Only hourly rate Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

c.	Only salaried Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

d.	Only collectively-bargained Employees (less than 50% of which are officers or executives)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

Name of the union(s):

e.	Only PEO worksite Employees[2]	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	i. Covered Employees include Employees of the Plan Sponsor	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

f.	Only the following Employees[3]:	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

g.	☐	Covered Employees eligible to make After-Tax Contributions differ from Covered Employees eligible to make 401(k) Contributions

	i.	Fill in letter that corresponds to Employees described above who are eligible to make After-Tax Contributions:

		A.	☐ If d is selected above, fill in name of union:

		B.	☐ If f is selected above, fill in covered group[3]:

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h.	☐	Covered Employees for Additional Discretionary Matching Contributions differ from Covered Employees identified above as eligible for Matching Contributions

	i.	Fill in letter that corresponds to Employees described above who are eligible for Additional Discretionary Matching Contributions:

		A.	☐ If d is selected above, fill in name of union:

		B.	☐ If f is selected above, fill in covered group[3]:

i.	☐	Covered Employees for True-Up Matching Contributions differ from Covered Employees identified above as eligible for Matching Contributions

	i.	Fill in letter that corresponds to Employees described above who are eligible for True-Up Matching Contributions:

		A.	☐ If d is selected above, fill in name of union:

		B.	☐ If f is selected above, fill in covered group[3]:

j.	☐	Covered Employees for Additional Discretionary Nonelective Contributions differ from Covered Employees identified above as eligible for Nonelective Contributions

	i.	Fill in letter that corresponds to Employees described above who are eligible for Additional Discretionary Nonelective Contributions:

		A.	☐ If d is selected above, fill in name of union:

		B.	☐ If f is selected above, fill in covered group[3]:

1 Note: Covered Employees for purposes of Safe Harbor Contributions should correspond to Covered Employees for 401(k) purposes.

2 Note: PEO worksite employees are Employees compensated by the Plan Sponsor for providing services to an Employer pursuant to a service agreement between the Plan Sponsor and the Employer, provided that (i) the Plan Sponsor and the Employer classify such Employees as PEO worksite Employees and (ii) the Employer directs, supervises and controls their work.

3 Note: If f is selected above for any contribution source, the covered class must be definitely determinable and may not be defined to restrict the NHCEs eligible to participate in the Plan to those NHCEs with the lowest amount of Compensation and/or shortest period of service and who may represent the minimum number of such Employees necessary to satisfy coverage under Code Section 410(b). If the covered class of Employees is defined by reference to their expected hours worked, any Employee who is excluded based solely on expected hours will nevertheless become a Covered Employee on the date he first reaches age 21 and has completed at least 1,000 Hours of Service in the 12-consecutive-month period beginning on his employment date or any Plan Year beginning after that date. The covered class may not be defined in a manner that excludes Employees on the basis of attainment of a specified maximum age.

9.2	EXCLUDED CLASS OF EMPLOYEES (select all that apply)

(Note: Persons classified by the Employer as independent contractors such that the Employer does not withhold income or employment taxes from their pay and who are recharacterized by the DOL, another agency, or a court as Employees of the Employer, are automatically excluded from coverage unless and until the Employer elects to extend coverage to such persons.)

			All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor[1]

a.	Leased Employees		1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

b.	Self-Employed Individuals (Either (1) the Employer has no Self- Employed Individuals; or (2) the Employer has Self-Employed Individuals and they are excluded from participating.)		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

c.	Collectively-bargained Employees		1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	i.	Include bargained Employees covered by an agreement that provides for their participation.	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

d.	Non-resident aliens who do not have United States source income		1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

e.	Highly Compensated Employees (HCEs)		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

f.	Partners		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

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g.	Key employees		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

h.	Employees who are residents of Puerto Rico		1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

i.	Covered Employees acquired in an asset or stock acquisition, merger or similar transaction described in Code Section 410(b)(6)(C).		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	i.	Exclude such Employees until the earlier of (i) the date the Employer extends coverage to them or (ii) the end of the transition period under Code Section 410(b)(6)(C)(ii)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	ii.	Exclude such Employees until the Employer extends coverage to them	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

j.	Employees at the following locations:		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

k.	Employees who are not employed at the following covered location(s):		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

l.	Other excluded Employees[2]:		1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

He is employed by a subsidiary or affiliated company that has not adopted the Plan. He is a United States citizen whose compensation for services is paid by a foreign affiliate of an Employer ( within the meaning of Code section 406), unless the Employer has entered into an agreement described in Code section 3121 (I) with respect to the payment of Social Security taxes on behalf of the Employee that applies to any other funded plan of deferred compensation ( other than a qualified plan sponsored by the Employer) with respect to the compensation paid by the foreign affiliate.

m.	☐	Employees excluded from eligibility to make After-Tax Contributions differ from Employees excluded from eligibility to make 401(k) Contributions

	i.	Fill in letter(s) corresponding to Employees described above who are not eligible to make After-Tax Contributions:

		A.	☐ If j is selected above, fill in excluded locations:

		B.	☐ If k is selected above, fill in covered locations:

		C.	☐ If l is selected above, fill in excluded group[2]:

n.	☐	Employees excluded from eligibility for Additional Discretionary Matching Contributions differ from Employees identified above as excluded from eligibility for Matching Contributions

	i.	Fill in letter(s) corresponding to Employees described above who are not eligible for Additional Discretionary Matching Contributions:

		A.	☐ If j is selected above, fill in excluded locations:

		B.	☐ If k is selected above, fill in covered locations:

		C.	☐ If l is selected above, fill in excluded group[2]:

o.	☐	Employees excluded from eligibility for True-Up Matching Contributions differ from Employees identified above as excluded from eligibility for Matching Contributions

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	i.	Fill in letter(s) corresponding to Employees described above who are not eligible for True-Up Matching Contributions:

		A.	☐ If j is selected above, fill in excluded locations:

		B.	☐ If k is selected above, fill in covered locations:

		C.	☐ If l is selected above, fill in excluded group[2]:

p.	☐	Employees excluded from eligibility for Additional Discretionary Nonelective Contributions differ from Employees identified above as excluded from eligibility for Nonelective Contributions

	i.	Fill in letter(s) corresponding to Employees described above who are not eligible for Additional Discretionary Nonelective Contributions:

		A.	☐ If j is selected above, fill in excluded locations:

		B.	☐ If k is selected above, fill in covered locations:

		C.	☐ If l is selected above, fill in excluded group[2]:

(The restrictions described in the Note to l above apply if l is selected for Additional Discretionary Nonelective Contributions, e.g., the covered class may not be defined to restrict the eligible NHCEs to those with the lowest Compensation, and regardless of how the covered class is defined, the Plan will be administered in compliance with the minimum age and service requirements under Code Section 410(a).)

1 Note: Covered Employee exclusions for purposes of Safe Harbor Contributions should correspond to Covered Employee exclusions for 401(k) purposes, except exclusions of HCEs or exclusion of mandatorily disaggregated Employee groups (e.g., collectively bargained Employees and non-bargained Employees).

2 Note: The covered class must be definitely determinable and may not be defined to restrict the NHCEs eligible to participate in the Plan to those NHCEs with the lowest amount of Compensation and/or shortest period of service and who may represent the minimum number of such Employees necessary to satisfy coverage under Code Section 410(b). If Employees are excluded on the basis of their expected hours worked, any Employee who is excluded based solely on expected hours will nevertheless become a Covered Employee on the date he first reaches age 21 and has completed at least 1,000 Hours of Service in the 12-consecutive-month period beginning on his employment date or any Plan Year beginning after that date. Employees may not be excluded on the basis of attainment of a specified maximum age.

SECTION 10. ELIGIBILITY FOR PARTICIPATION

(Note: Unless otherwise elected below, Employee Contributions include 401(k) Contributions, Rollover Contributions, and After-Tax

Contributions, as applicable. Unless otherwise elected below, Matching Contributions include Regular, Additional Discretionary, and/or True-Up Matching Contributions and QMACs and Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions, as applicable.) If different eligibility requirements are selected for 401(k) Contributions than for Employer Contributions and the Plan becomes “top heavy”, the Employer may need to make a minimum Employer Contribution on behalf of non-key Employees who have satisfied the eligibility requirements for 401(k) Contributions and who are employed on the last day of the Plan Year but who have not satisfied the eligibility requirements for Employer Contributions.

10.1	AGE AND SERVICE REQUIREMENTS

		All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor

a.	Different age and/or service requirements apply for different Employee groups (provisions are found in ADDENDUM C)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

b.	No age or service requirement	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

c.	Age requirement (< 21)	1. ☒ 18 OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

d.	(< 21) for Covered Employees described below and age 21 for all others Group to which specified age applies:	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

(must be non-discriminatory, definitely determinable Employee group)

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e.	1 year of Eligibility Service		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	i.	Hours of Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	ii.	Elapsed time	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

f.	2 years of Eligibility Service

	(For Profit-Sharing or Money Purchase Plans: Contributions must be 100% vested.)		1. ☐ OR	2. N/A	3. ☐	4. ☐	5. N/A	6. N/A

	i.	Hours of Service	1. ☐ OR	2. N/A	3. ☐	4. ☐	5. N/A	6. N/A

	ii.	Elapsed time	1. ☐ OR	2. N/A	3. ☐	4. ☐	5. N/A	6. N/A

g.	Specified number of days of service (elapsed time)

	(< 365 for 401(k) Contributions; < 730 for other contributions and if > 365 such contributions must be 100% vested)		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

h.	Specified number of months of service (elapsed time)

	(< 12 for 401(k) Contributions; < 24 for other contributions and if > 12 such contributions must be 100% vested)		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

i.	Earlier of (i) the end of the specified number of consecutive months of employment, provided the Employee has completed the specified number of Hours of Service or (ii) 1 year of Eligibility Service		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	i.	Required consecutive months of employment (< 12)	1. OR	2.	3.	4.	5.	6.

	ii.	Required Hours of Service (< 1,000)	1. OR	2.	3.	4.	5.	6.

A year of Eligibility Service is credited using the following method

	iii.	Hours of Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	iv.	Elapsed time	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

j.	Employees who are regularly scheduled to work at least 1,000 hours per year must complete the specified number of months of employment, otherwise 1 year of Eligibility Service		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

A year of Eligibility Service is credited using the following method:

	i.	Hours of Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

	ii.	Elapsed time	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

k.	☐	Age and service requirements for eligibility to make After-Tax Contributions differ from eligibility requirements specified in the Table above for 401(k) Contributions (provisions are found in ADDENDUM C)

l.	☐	Age and service requirements for eligibility for Additional Discretionary Matching Contributions differ from eligibility requirements specified in the Table above for Matching Contributions (provisions are found in ADDENDUM C)

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	m.	☐	Age and service requirements for eligibility to make True-Up Matching Contributions differ from eligibility requirements specified in the Table above for Matching Contributions (provisions are found in ADDENDUM C)

	n.	☐	Age and service requirements for eligibility for Additional Discretionary Nonelective Contributions differ from eligibility requirements specified in the Table above for Nonelective Contributions (provisions are found in ADDENDUM C)

10.2	SPECIAL ELIGIBILITY SERVICE CREDITING PROVISIONS:

	a.	Hours of Service method (complete if Hours of Service crediting is selected in 10.1 above)

		i.	Specify the number of Hours of Service that must be completed in an eligibility computation period for one year of Eligibility Service:

			A.	☐ 1,000 hours

			B.	☐ Other: (< 1,000) hours

		ii.	☐	The eligibility computation period switches to the Plan Year

		iii.	☐	Covered Employees satisfy the Eligibility Service requirement upon completing the required number of hours without waiting until the end of the eligibility computation period

	b.	☐	Breaks in Eligibility Service (select all that apply)

		i.	☐	If a non-vested, former Employee is reemployed after 5 consecutive Breaks in Eligibility Service, his Eligibility Service earned before the break is excluded upon re-hire.[1]

			A.	☐ 5-year break rule applies only if an Employee terminates employment before becoming eligible.

		ii.	☐	If the Plan requires more than 1 year of Eligibility Service to participate, an Employee who terminates employment and incurs a Break in Eligibility Service before meeting the service requirement loses all prior Eligibility Service.

		iii.	If an election is made in 10.2b.i and/or 10.2b.ii above, then if an Employee incurs a Break in Eligibility Service following termination of employment, his eligibility computation period under the Hours of Service method is re-determined using his reemployment date as the first day of the initial computation period.

[1] Note: A break in service under the elapsed time rules means a 12-consecutive-month period beginning on an Employee’s Severance Date (and anniversaries of that date) in which he does not work any hours.

10.3	ENTRY DATES

	All Contributions	Employee	Matching	Nonelective	Safe Harbor

a. Daily	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐

b. First day of each calendar month	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

c. First day of each payroll period	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

d. Quarterly: (month/day)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

e. Semi-annually: (month/day)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

f. Annually[1]: (month/day)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

g. Other dates[1]:	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

h. Different Entry Dates for different Employee groups[2]:	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

[1] Note: Entry Dates must be at least semi-annual if the age requirement is >20 1⁄2 or the service requirement is > 6 months, unless 10.4c. is selected.

[2]Different Entry Dates for different Employee groups must be described in ADDENDUM C.

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10.4	EFFECTIVE DATE OF PARTICIPATION

	Covered Employees are eligible to participate as of the Entry Date:			All Contributions	Employee	Matching	Nonelective	Safe Harbor
	a.	Coinciding with or next following satisfaction of eligibility requirements[1]		1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐
	b.	Following satisfaction of eligibility requirements[1]		1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
	c.	Preceding satisfaction of eligibility requirements		1. N/A	2. N/A	3. ☐	4. ☐	5. ☐

[1] Note: These options may only be selected if (i) Entry Dates are at least semi-annual or (ii) any applicable age requirement is < 20 1⁄2 and any applicable service requirement is < 6 months.

10.5	SPECIAL ENTRY PROVISIONS

				All Contributions	Employee	Matching	Nonelective	Safe Harbor

	a.	Persons employed as of participate immediately regardless of whether they have met the following requirements:

		i.	Age requirement	1. ☐ OR	2.	3.	4.	5.

		ii.	Service requirement	1. ☐ OR	2.	3.	4.	5.

10.6	WAIVER OF PARTICIPATION

	a.	☐	An otherwise Eligible Employee may irrevocably waive participation in this Plan provided a written waiver meets the requirements of Section 3.6 of the BPD and is delivered to the Administrator on or before the date the Employee first becomes eligible to participate in any plan sponsored by the Employer.

SECTION 11. GENERAL SERVICE CREDITING PROVISIONS

11.1	ELAPSED TIME SERVICE CREDITING

	a.	☒	Service is credited for approved leaves of up to 2 years

(Service under the elapsed time rules is only required to be credited to an Employee who is absent from employment without otherwise terminating for the first 12 months of absence.)

(This option imputes service for up to an additional 12 months of absence. This imputed service may cause a discrimination issue if HCEs benefit more than NHCEs.)

	b.	☒	Service is credited for second year of Maternity/Paternity Absence

(Under elapsed time rules, an Employee on a Maternity/Paternity Absence is required to receive service credit for the first 12 months of such absence. If he is absent for more than 12 months, the second 12 months does not count as either service or a break in service.)

(This option imputes service for the second 12 months of Maternity/Paternity Absence. This imputed service may cause a discrimination issue if HCEs benefit more than NHCEs.)

11.2	HOURS OF SERVICE CREDITING

	a.	Hours of Service credited during a paid absence are limited to 501 hours for any single absence, as permitted by DOL regulations. Absences due to qualified military leave are not subject to this restriction if the Employee returns to employment while his reemployment rights are protected.

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11.3	SERVICE WITH OTHER EMPLOYERS

(The Plan already provides for the recognition of service with Employers who have adopted this Plan as well as service with Affiliated Employers and Predecessor Employers who maintained this Plan. Service with a Predecessor Employer that exceeds the 5-year safe harbor may result in discrimination in favor of HCEs.)

	a.	Service with predecessor organization will be credited:

		i.	☐	Only as required by law (when the Employer maintains plan of Predecessor Employer) (Note: Predecessor Employers are not required to be listed in c. below)

		ii.	☒	Regardless of whether Employer maintains plan of predecessor and subject to the limitations set forth below

	b.	☒	Service with an Employer prior to its becoming part of the controlled group will be credited. The following will be credited:

		i.	☒	Vesting Service

		ii.	☒	Eligibility Service

		iii.	☐	Service for purposes of meeting any applicable contribution allocation requirements

	c.	☐	Prior service with employers specified below is credited for the following purposes:

				Eligibility Service	Vesting Service	Service for Contribution Allocation Requirements

		i.	Employer Name:	1. ☐	2. ☐	3. ☐

		ii.	Employer Name:	1. ☐	2. ☐	3. ☐

		iii.	Employer Name:	1. ☐	2. ☐	3. ☐

		iv.	Employer Name:	1. ☐	2. ☐	3. ☐

		v.	☐	The following limitations apply to service credited under the Plan for employment with another employer:

A.	☐	Only employment with the specified employer prior to the date specified below is included.

	1.	Employer Name:	Date:

	2.	Employer Name:	Date:

	3.	Employer Name:	Date:

	4.	Employer Name:	Date:

B.	☐	Only employment with the specified employer on or after the date specified below is included.

	1.	Employer Name:	Date:

	2.	Employer Name:	Date:

	3.	Employer Name:	Date:

	4.	Employer Name:	Date:

C.	☐	Only employment with the specified employer while in the specified class is included.

	1.	Employer Name:	Eligible Employee Group:

	2.	Employer Name:	Eligible Employee Group:

	3.	Employer Name:	Eligible Employee Group:

	4.	Employer Name:	Eligible Employee Group:

(The employee groups identified above must be clearly defined and must not discriminate in favor of HCEs.)

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SECTION 12. RETIREMENT DATES

12.1	NORMAL RETIREMENT AGE (NRA) means the:

	a.	☒	Attainment of a specified age: 65 (< 65)

	b.	☐	Later of age (< 65) or (< 5th) anniversary of:

		i.	☐	The date the Participant’s employment with an Employer or a Related Employer commenced

		ii.	☐	The date the Participant commenced participation in the Plan

		iii.	☐	The first day of the Plan Year in which the Participant commenced participation in the Plan

	c.	☐	Separate NRA applies to a Participant’s Prior Money Purchase Pension Plan Contributions (provisions are found in ADDENDUM A)

Note: The age selected above must not be earlier than the earliest retirement age that is reasonably representative of the typical retirement age for the industry in which the Plan Participants work. Age 62 or older automatically meets this requirement however, no age less than 55 can be entered above. If an age between 55 and 62 is inserted, no reliance will be afforded on the Opinion Letter issued to the Plan that such age is reasonably representative of the typical retirement age for the industry in which the Participants work unless the Internal Revenue Service determines otherwise based on facts and circumstances.

12.2	NORMAL RETIREMENT DATE means the:

	a.	☒	Participant’s NRA above

	b.	☐	First day of the month coinciding with or next following the Participant’s NRA above

	c.	☐	First day of the month next following the Participant’s NRA above

	d.	☐	First day of the month nearest the Participant’s NRA above

12.3	EARLY RETIREMENT PROVISIONS

	a.	☐	Plan includes early retirement provisions.

		i.	Requirements for early retirement are:

			A.	☐	Attainment of a specified age: (< 65)

			B.	☐	Later of specified age: (< 65) or completion of: years of Vesting Service

		ii.	Early Retirement Date is the:

			A.	☐	Participant’s ERA above

			B.	☐	First day of the month coinciding with or next following the date the Participant satisfies the early retirement requirements above

			C.	☐	First day of the month next following the date the Participant satisfies the early retirement requirements above

SECTION 13. COMPENSATION

13.1	DEFINITION OF CONTRIBUTION COMPENSATION[1]

(Note: References to Employee Contributions include 401(k) Contributions, After-Tax Contributions, and separate QNECs, as applicable. Matching Contributions include Regular, Additional Discretionary, QMACs, and/or True-Up Matching Contributions. Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions.)

		All Contributions	Employee[2]	Matching	Nonelective[3]	Safe Harbor[2]

Safe Harbor Compensation Definition

a.	W-2	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐

b.	W-2 less moving expenses only	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

c.	Section 3401(a) wages for withholding purposes	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

d.	General Section 415	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

e.	Modified Section 415	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

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Non-Safe Harbor Compensation Definition

f.	Base pay	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A

g.	Total compensation excluding non-cash compensation	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A

h.	Regular rate of pay	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A

i.	Other[4]:	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A

[1] Unless otherwise elected, Compensation (1) includes(i) amounts paid within the severance window described in Section 13.2 below if such amounts would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation and (ii) amounts deferred or excluded from taxable compensation under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) and (2) excludes all other post-severance payments.
[2] A safe harbor definition of Compensation must be selected for Safe Harbor Contributions and, if the Plan is a QACA, for Employee contributions. However, non-safe-harbor exclusions (other than the exclusion of amounts above a specified dollar limit) may be selected, subject to testing under Code Section 414(s).
[3] If the Nonelective Contribution allocation formula is intended to satisfy the requirements for a design-based safe harbor, a safe harbor definition of Compensation must be selected. However, non-safe-harbor exclusions may be selected, subject to testing under Code Section 414(s).
[4] Compensation must be defined so that it is definitely determinable and does not discriminate in favor of HCEs.

13.2	ADJUSTMENTS TO CONTRIBUTION COMPENSATION – INCLUSIONS.

	a.	Contribution Compensation inclusions, as described in Section 13.2b below:

	List # in 13.2b	All Contributions	Employee	Matching	Nonelective	Safe Harbor

i.	Deemed 125 contributions	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐

ii.	Post-severance accrued leave	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

iii.	Post-severance deferred comp	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

iv.	Post-severance disability payments	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

b.	Description of Compensation inclusions:

	i.	Deemed 125 contributions. Where group health plan does not permit cash distribution in lieu of coverage unless Participant can certify that he has other health coverage, amounts not receivable because Participant cannot make requisite certification are treated as excluded under Code Section 125.

	ii.	Post-severance accrued leave. Includes accrued bona fide sick, vacation or other leave, but only if the Participant would have been able to use such leave if his employment had continued and such amounts would have been included in Compensation if paid prior to severance from employment.[1]

	iii.	Post-severance deferred compensation. Includes amounts received by the Participant pursuant to a non-qualified, unfunded deferred compensation plan, but only if and to the extent (1) the Participant would have received such payment at the same time if he had continued in employment, (2) such amounts would have been included in Compensation if paid prior to severance from employment, and (3) the payment is includable in the Participant’s gross income. 1

	iv.	Post-severance amounts received by a Participant who is permanently and totally Disabled

		A.	☐	Such amounts are only included in Compensation of NHCEs

		B.	☐	Such amounts are only included in Compensation for the following period:

[1] To be included, such amounts must be paid no later than the end of the post-severance window, which ends the later of (i) 2 1⁄2 months following severance or (2) the end of the year in which severance occurs.

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13.3	ADJUSTMENTS TO CONTRIBUTION COMPENSATION – EXCLUSIONS

	a.	Contribution Compensation exclusions, as described in Section 13.3b below:

			List # in 13.3b	All Contributions	Employee[1]	Matching	Nonelective[2]	Safe Harbor[1]

		i.	All elective contributions made by the participant that are not required to be included in taxable income	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		ii.	Elective contributions described in i. above, except 401(k) Contributions	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		iii.	Reimbursements, expense allowances, fringe benefits, etc.	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐

		iv.	Bonuses	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		v.	Overtime	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		vi.	Commissions	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		vii.	Taxable value of stock	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐

		viii.	Regular post-severance compensation	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		ix.	Pre-participation Compensation	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		x.	Military Differential Pay	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		xi.	Compensation exceeding specified dollar amount	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

		xii.	Other amounts	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐

		xiii.	Special exclusions for HCEs	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

[1] A safe harbor definition of Compensation must be selected for Safe Harbor Contributions and, if the Plan is a QACA, for Employee contributions. However, non-safe-harbor exclusions (other than the exclusion of amounts above a specified dollar limit) may be selected, subject to testing under Code Section 414(s).
[2] If the Nonelective Contribution allocation formula is intended to satisfy the requirements for a design-based safe harbor, a safe harbor definition of Compensation must be selected. However, non-safe-harbor exclusions (described in iv through xii in 13.3b below) may be selected, subject to testing under Code Section 414(s).

	b.	Description of Compensation exclusions:

		i.	Exclude amounts deferred or excluded from taxable compensation under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)

		ii.	Exclude amounts described in i. above, except for 401(k) Contributions

		iii.	Exclude reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits.

		iv.	Exclude bonuses6.2

		v.	Exclude overtime

		vi.	Exclude commissions

		vii.	Exclude taxable value of stock: Amounts realized from the exercise of any non-qualified stock option, or where restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option are all excluded from Compensation.

		viii.	Exclude regular post-severance compensation paid within post-severance window[1]: Amounts that would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation that would be included in contribution Compensation if paid prior to termination.

		ix.	Compensation earned before meeting the participation requirements described in Section 9 and Section 10.

		x.	Exclude military differential pay

		xi.	Exclude Compensation in excess of: $ (<Code Section 401(a)(17) annual compensation limit)

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		xii.	Other exclusions (contribution Compensation)[2]:

sign on bonuses, disability pay, workers compensation, severance pay, service related cash awards, any amounts which constitute tax gross ups of taxable amounts, any amounts deferred under, or contributed to, a non-qualified deferred compensation plan, the CEO discretionary bonus, and referral awards.

		xiii.	Special Compensation exclusions apply to HCEs only2:

[1] The post-severance window begins on the Participant’s severance date and ends the later of (i) 2 1⁄2 months following severance or (2) the end of the year in which severance occurs.
[2] Any exclusion from Compensation must be described in such a manner that it is definitely determinable.

13.4	DEFINITION OF ADP/ACP TEST COMPENSATION AND 415 COMPENSATION

	a.	Compensation for purposes of ADP/ACP testing is any 414(s) compliant definition designated by the Administrator.

	b.	“415 compensation” is:

(Unless otherwise elected in 13.6 below, “415 compensation” also applies for purposes of HCE determinations and for top-heavy purposes.)

		i.	☒	W-2

		ii.	☐	W-2 less moving expenses only

		iii.	☐	Section 3401(a) wages for withholding purposes

		iv.	☐	General Section 415 (all specific inclusions in 1.415(c)-2(b) and all specific exclusions in 1.415(c)-2(c))

		v.	☐	Modified Section 415 (safe harbor definition in 1.415(c)-2(d)(2): includes only general inclusions in 1.415(c)-(b)(1) or (2) and all specific exclusions under 1.415(c)-2(c))

13.5	ADJUSTMENTS TO 415 COMPENSATION

	a.	“415 compensation“1 inclusions, as described in Section 13.2 above:

		i.	☒	Deemed 125 amounts

		ii.	☐	Post-severance accrued leave

		iii.	☐	Post-severance deferred compensation

		iv.	☐	Post-severance disability payments

			A.	☐ Such amounts are only included in Compensation of NHCEs

			B.	☐ Such amounts are only included in Compensation for the following period:

[1]“415 compensation” includes amounts paid within the severance window (as described in Section 13.2 above) if such amounts would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation. Except as elected above, “415 compensation” excludes all other post-severance payments.

13.6	☐	ALTERNATIVE 415 COMPENSATION DEFINITIONS

	a.	☐	A different definition of “415 compensation” applies for purposes of HCE determinations

		i.	“415 compensation” means compensation as defined in (fill in the number of the definition in 13.4b above that applies)

		ii.	“415 compensation” includes amounts described in 13.5a above as follows: (fill in the number of any applicable inclusions)

	b.	☐	A different definition of “415 compensation” applies for top-heavy purposes

		i.	“415 compensation” means compensation as defined in (fill in the number of the definition in 13.4b above that applies)

		ii.	“415 compensation” includes amounts described in 13.5a above as follows: (fill in the number of any applicable inclusions)

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SECTION 14.			EMPLOYEE CONTRIBUTIONS

14.1	401(K) CONTRIBUTIONS

	a.	401(k) Contribution election limit:

		i.	Limit applicable to all Eligible Employees, unless separate limit is specified for HCEs in ii below

			A.	☒	Up to 85% of Compensation each payroll period (if Catch-Up 401(k) Contributions are permitted and are aggregated with other Elective Deferrals in applying this limit, the limit must not be less than 75% of Compensation)

				1.	☒ Minimum 401(k) Contribution is 1% (< 100%) of Compensation each payroll period

			B.	☐	No limit – Participants may contribute up to 100% of currently available Compensation each payroll period, subject to the limitations under Code Sections 402(g) and 415

		ii.	☐	Separate contribution limit for HCEs will be:

			A.	☐	Percentage of Compensation specified in Plan: % (< 100%) of Compensation each payroll period

			B.	☐	Administrator determines and communicates contribution limit at least annually based on current or prior year’s participation by NHCEs

(Even absent a selection above, the Plan allows contributions for HCEs to be limited or suspended during the Plan Year if the Administrator anticipates a testing failure or 402(g) violation.)

		iii.	☒	Participants may make separate elections in excess of the payroll period limit as follows: (select all that apply)

(A Participant’s annual 401(k) Contributions, including those made by separate election, may not exceed the payroll period limit elected above, if any, multiplied by the number of payroll periods in the Plan Year.)

			A.	☒	Separate bonus election. Participants may contribute up to: 85% (< 100%) of designated bonuses. (Compensation must include bonuses.)

			B.	☐	Separate commissions election. Participants may contribute up to: % (< 100%) of designated commissions. (Compensation must include commissions.)

	b.	☒	Participants may make Catch-Up 401(k) Contributions

	c.	☒	Participants may designate 401(k) Contributions as Roth 401(k) Contributions

	d.	☒	401(k) Contributions will commence as soon as administratively practicable after election.

	e.	☐	Automatic Contribution Arrangement (“ACA”). Eligible Participants who do not affirmatively elect against automatic contributions will have 401(k) Contributions made to the Plan in accordance with ADDENDUM D. The ACA includes:

		i.	☐	An ACA that is not a QACA or an EACA

		ii.	☐	An ACA that is a Qualified Automatic Contribution Arrangement (“QACA”).

		iii.	☐	An ACA that is an Eligible Automatic Contribution Arrangement (“EACA”) but is not a QACA.

	f.	☐	Automatic Escalation. Eligible Participants who do not affirmatively elect otherwise will have their 401(k) Contributions increased automatically in accordance with ADDENDUM D.

14.2	CURRENT AFTER-TAX CONTRIBUTIONS

	a.	Unless a different limit is specified for HCEs in ii below, all Eligible Employees may make After-Tax Contributions by payroll withholding in an amount up to 85% (< 100%) of Compensation each payroll period

		i.	☒	Minimum After-Tax Contribution is 1% (< 100%) of Compensation each payroll period

		ii.	☐	Separate contribution limit for HCEs will be:

			A.	☐	Percentage of Compensation specified in Plan: % (< 100%) of Compensation each payroll period

			B.	☐	Administrator determines and communicates contribution limit at least annually based on current or prior year’s participation by NHCEs

(Even absent a selection above, the Plan allows contributions for HCEs to be limited or suspended during the Plan Year if the Administrator anticipates a testing failure.)

	b.	☐	Combined After-Tax and 401(k) Contributions may not exceed % (< 100%) of Compensation

	c.	After-Tax Contributions will commence as soon as administratively practicable after election.

14.3	MODIFICATIONS OF EMPLOYEE CONTRIBUTION ELECTIONS

	a.	A Participant may initiate a change to the amount of his 401(k) Contributions and/or After-Tax Contributions or initiate a change to the designation of his 401(k) Contributions as Pre-Tax or Roth 401(k) Contributions as of any date or dates prescribed by the Administrator, but not less frequently than annually.

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14.4	ROLLOVER CONTRIBUTIONS

	a.	Eligibility. In addition to Covered Employees who have satisfied the requirements for Plan participation, the following may make Rollover Contributions to the Plan: (select any that apply)

		i.	☒	Covered Employees who have not yet met the age and/or service requirements applicable to Employee contributions.

		ii.	☐	Subject to any election in A below, any Employee, without regard to whether he (i) is a Covered Employee or (ii) has met any age or service requirements applicable to Employee contributions

			A.	☐	Excludes Employees of a Related Employer that is not a participating Employer

		iii.	☐	The former Employees designated below: (select all that apply)

			A.	☐	Former Participants who retain an Account under the Plan

			B.	☐	Former Employees designated by the Plan Sponsor (e.g., former Employees with benefits under a terminating DB plan maintained by the Plan Sponsor):

	b.	Permitted Rollover Contributions. The following types of rollovers are permitted under the Plan:

(Unless specifically included below, designated Roth Contributions and After-Tax Employee Contributions will be excluded.)

		i.	☒	Direct rollovers (rollover is made directly to Plan from another eligible retirement plan, annuity contract or an individual retirement account) are accepted under the Plan from the following sources (select all that apply):

			A.	☒	A qualified plan described in Code Section 401(a) or 403(a)

				1.	☒	Rollover may include designated Roth contributions

				2.	☒	Rollover may include after-tax employee contributions

			B.	☒	A tax-exempt plan described in Code Section 403(b)

				1.	☒	Rollover may include designated Roth contributions

				2.	☒	Rollover may include after-tax employee contributions

			C.	☒	An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state

				1.	☒	Rollover may include designated Roth contributions

			D.	☒	An individual retirement account or annuity under Code Section 408(a) or (b), excluding amounts not otherwise taxable to the individual upon distribution (i.e., After-Tax Contributions).

				1.	☐	Rollovers are limited to assets of the IRA attributable to prior rollover from a qualified plan (conduit IRA)

					a.	☐ The above limitation does not apply to IRAs maintained as part of a simplified employee pension under Code Section 408(k), a SIMPLE plan under Code Section 408(p), or similar employer-sponsored retirement vehicle

		ii.	☒	Indirect rollovers (rollover is made by individual after receiving actual distribution from another eligible retirement plan) are accepted under the Plan from the following sources (select all that apply):

			A.	☒	A qualified plan described in Code Section 401(a) or 403(a)

				1.	☒	Indirect rollovers may include distributions from designated Roth accounts not otherwise taxable

			B.	☒	A tax-exempt plan described in Code Section 403(b)

				1.	☒	Indirect rollovers may include distributions from designated Roth accounts not otherwise taxable

			C.	☒	An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state

				1.	☒	Indirect rollovers may include distributions from designated Roth accounts not otherwise taxable

			D.	☒	An individual retirement account or annuity under Code Section 408(a) or (b), excluding amounts not otherwise taxable to the individual upon distribution (i.e., After-Tax Contributions)

				1.	☐	Rollovers are limited to assets of the IRA attributable to prior rollover from a qualified plan (conduit IRA)

					a.	☐ The above limitation does not apply to IRAs maintained as part of a simplified employee pension under Code Section 408(k), a SIMPLE plan under Code Section 408(p), or similar employer-sponsored retirement vehicle

		iii.	☒	In-Plan Roth Rollover Contributions. An In-Plan Roth rollover will not eliminate any Code Section 411(d)(6) protected benefit of distribution rights attributable to the amount being rolled over.

			A.	☒	In-Plan Roth Rollover of Distributable Amounts. A Participant may elect to make an In-Plan Roth Rollover Contribution of any amount held in his Account (other than amounts attributable to designated Roth contributions) that is (select all that apply):

				1.	☒	Eligible for non-hardship withdrawal in accordance with the provisions of Section 26.

					a.	☒ The limitations on withdrawals specified in Section 26 (e.g., limit on number of withdrawals) do not apply to a withdrawal made for purposes of In-Plan Roth Rollover Contributions.

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	2.	☐	Eligible for non-hardship withdrawal as provided below. The following withdrawal provisions apply solely for purposes of making In-Plan Roth Rollover Contributions.

		a.	☐	Withdrawal is permitted at any time from the following:

			i.	☐ After-Tax Contributions

			ii.	☐ Rollover Contributions

			iii.	☐ After-Tax Rollover Contributions

			iv.	☐ QVECs

		b.	☐	Withdrawal is permitted upon reaching the specified age from the following:

			i.	☐ After-Tax Contributions at age

			ii.	☐ Rollover Contributions at age

			iii.	☐ After-Tax Rollover Contributions at age

			iv.	☐ Pre-Tax 401(k) Contributions at age (> 59 1⁄2)

			v.	☐ Safe Harbor Contributions at age (> 59 1⁄2)

			vi.	☐ Prior Safe Harbor Contributions at age (> 59 1⁄2)

			vii.	☐ Nonelective Contributions at age

			viii.	☐ Matching Contributions at age

			ix.	☐ Prior Nonelective Contributions at age

			x.	☐ Prior Matching Contributions at age

			xi.	☐ Prior Money Purchase Pension Plan Contributions at age (> 62)

			xii.	☐ QNEC at age (> 59 1⁄2)

			xiii.	☐ QMAC at age (> 59 1⁄2)

			xiv.	☐ the following contribution sources:

	3.	☒	Distributable to the Participant following severance from employment.

		a.	☐	A Participant who receives actual distribution from the Plan following severance may make an indirect rollover of the distributed amounts within 60 days of the distribution and it will be treated as an In-Plan Roth Rollover Contribution.

	4.	☐	In-Plan Roth Rollover Contributions of distributable amounts may only be made from Sub-Accounts that are 100% vested.

B.	☒	In-Plan Roth Rollover of Non-Distributable Amounts. A Participant may elect to make an In-Plan Roth Rollover Contribution of vested amounts held in his Account that are not otherwise distributable (“non-distributable amounts”) in accordance with the terms below. (In-Plan Roth Rollover Contributions attributable to non-distributable amounts shall be loanable and lienable to the same extent as In-Plan Roth Rollover Contributions attributable to otherwise distributable amounts and will be subject to the distribution restrictions that applied prior to conversion.)

	1.	☒	In-Plan Roth Rollover Contributions may be made of all non-distributable amounts

	2.	☐	In-Plan Roth Rollover Contributions may be made of only the non-distributable amounts specified below (select all that apply)

		a.	☐	After-Tax Contributions

		b.	☐	Rollover Contributions

		c.	☐	After-Tax Rollover Contributions

		d.	☐	Pre-Tax 401(k) Contributions

		e.	☐	Regular Matching Contributions

		f.	☐	Additional Discretionary Matching Contributions

		g.	☐	True-Up Matching Contributions

		h.	☐	Prior Matching Contributions

		i.	☐	Standard Nonelective Contributions

		j.	☐	Additional Discretionary Nonelective Contributions

		k.	☐	Prior Nonelective Contributions

		l.	☐	Safe Harbor Contributions

		m.	☐	Prior Safe Harbor Contributions

		n.	☐	Prior Money Purchase Pension Plan Contributions

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				o.	☐ Prevailing Wage Law Contributions

				p.	☐ QNECs

				q.	☐ QMACs

				r.	☐ QVECs

				s.	☐ the following contribution sources:

			3.	☐ In-Plan Roth Rollover Contributions of non-distributable amounts may only be made from Sub-Accounts that are 100% vested

		C.	☐ Surviving Spouses and current or former Spouses who are alternate payees under a QDRO may make In-Plan Roth Rollover Contributions upon the same terms as Participants.

		D.	☐ A Participant may not make an In-Plan Roth Rollover Contribution of less than: $

1.

☐ A Participant’s simultaneous In-Plan Roth Rollover Contributions of distributable and non-distributable amounts are treated as a single In-Plan Roth Rollover Contribution for purposes of the above limitation.

		E.	☐ A Participant’s In-Plan Roth Rollover Contribution may not exceed: $ per rollover.

1.

☐ A Participant’s simultaneous In-Plan Roth Rollover Contributions of distributable and non-distributable amounts are treated as a single In-Plan Roth Rollover Contribution for purposes of the above limitation.

		F.	☐ The Plan limits the number of In-Plan Roth Rollover Contributions a Participant may make during a specified period.

			1.	Maximum number of In-Plan Roth Rollover Contributions:

			2.	Period over which the maximum is applied:

				a.	☐ each calendar month

				b.	☐ each Plan Year

				c.	☐ each calendar year

				d.	☐ each Plan Year quarter

				e.	☐ each calendar quarter

				f.	☐ Other period:

3.

☐ A Participant’s simultaneous In-Plan Roth Rollover Contributions of distributable and non-distributable amounts are treated as a single In-Plan Roth Rollover Contribution for purposes of the above limitation.

		G.	☐ Regardless of the selection in A. or B. above, contributions being used as collateral for an outstanding loan balance may not be rolled over

	c.	☒ Loans may be included as part of a Rollover Contribution, but only if a participating Employer is party to a transaction such as a merger or acquisition.

SECTION 15.		EMPLOYER MATCHING CONTRIBUTIONS
(If Plan is profit-sharing only, Matching Contributions will apply to current After-Tax Contributions.)

15.1	MATCH FORMULA

	a.	☐ Different match formulas apply to different Employee groups who are identified by the Plan Sponsor pursuant to determinable, non-discriminatory classifications (provisions are found in ADDENDUM F)

Selection of different match provisions for different Employee groups creates benefits, rights, and features that are subject to nondiscrimination requirements under Treasury Regulations Section 1.401(a)(4)-4. If the Employee groups to whom the different benefits, rights, or features are provided cannot be disaggregated for discrimination testing purposes and the Plan may not be re-structured to treat each Employee group as a separate component plan, testing may be required to show that the different match rates satisfy nondiscrimination requirements with respect to benefits, rights and features. Each Employee group must be described in ADDENDUM F using objective criteria so that the Employee group is definitely determinable, is not subject to Employer discretion, and does not limit participation only to the NHCEs with the shortest service or least Compensation while excluding other NHCEs. If the Plan elects to provide non-uniform Matching Contributions to different Employee groups and to satisfy the ADP/ACP testing requirements using the safe harbor, the Employee groups must be able to be disaggregated for 410(b) coverage testing.

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b.	☒	Single match formula applies to all Eligible Employees as follows:

	i.	☒	Required. Matching Contribution is required in specified amount (contributions excluded from Matching Contributions are listed in 15.4 below).

		A.	☒	Single match rate: 50% (< 300%) of contributions

		B.	☐	Dual match rates based on percentage of Compensation contributed:

			1.	% (< 300%) match for first % (< 100%) of Compensation contributed and

			2.	% (< % specified in 1 above) match for contributions above that amount

		C.	☐	Dual match rates based on dollar amount contributed:

			1.	% (< 300%) match for first $ (no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable) contributed and

			2.	% (< % specified in 1 above) match for contributions above that amount

		D.	☐	Triple match rates based on percentage of Compensation contributed:

			1.	% (< 300%) match for first % (< 100%) of Compensation contributed and

			2.	% (< % specified in 1 above) match for next % (< 100%) of Compensation contributed and

			3.	% (< % specified in 2 above) match for next % (< 100%) of Compensation contributed

(If Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation.)

		E.	☐	Triple match rates based on dollar amount contributed:

			1.	% (< 300%) match for first $ (no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable) contributed and

			2.	% (< % specified in 1 above) match for next $ (no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable) contributed and

			3.	% (< % specified in 2 above) match for next $ (no more than the Code Section 402(g) limit and Code Section 414(v) limit, if applicable) contributed

(If Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation.)

		F.	☐	Variable match rate based on completed years of Vesting Service/participation (do not select if Plan provides for Safe Harbor Matching Contributions or is intended to satisfy ACP testing using the safe harbor. Match rates are a benefit, right, or feature subject to discrimination rules under Code Section 401(a)(4)).

			1.	Match is based on completed years of:

a. ☐ Vesting Service

b. ☐ Participation (periods during which the Covered Employee was an Eligible Employee with respect to Matching Contributions)

			2.	Completed years are determined as of:

a. ☐ First day of Contribution Period

b. ☐ Last day of Contribution Period

Years of Vesting Service/Participation	Applicable Match Rate (as percentage of contributions)

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	ii.	☐	Discretionary Matching Contribution.

		A.	☐ The discretionary match is contingent on Profits

		B.	Amount of discretionary match:

1.

☐ Is a uniform percentage of the eligible contributions made by each Eligible Employee (different uniform match percentages may apply to eligible contributions above and below designated dollar amounts or levels of Compensation)

2.

☐ May be different uniform percentages for different Employee groups of the eligible contributions made by Eligible Employees within the group (different uniform match percentages may apply within each Employee group to eligible contributions above and below designated dollar amounts or levels of Compensation; the Employee groups to whom different percentages apply must be definitely determinable, not subject to Employer discretion, and not limited to only participation by NHCEs with the shortest service or least Compensation while excluding other NHCEs).

3.

☐ Is a uniform flat dollar amount for each Eligible Employee (not more than the annual addition limit; different uniform flat dollar amounts may apply to eligible contributions above and below designated dollar amounts or levels of Compensation)

4.

☐ May be a different uniform flat dollar amount for different Employee groups (not more than the annual addition limit; different uniform flat dollar amounts may apply within each Employee group to eligible contributions above and below designated dollar amounts or levels of Compensation; the Employee groups to whom different uniform flat dollar amounts apply must be definitely determinable, not subject to Employer discretion, and not limited to only participation by NHCEs with the shortest service or least Compensation while excluding other NHCEs).

If 2 or 4 is selected above, the following requirement applies:

The Employer will provide the Plan Administrator (or Trustee, if applicable) written instructions describing (1) how the uniform percentage formula or flat dollar formula will be allocated to Participants, (2) the Contribution Period(s) to which the discretionary Matching Contribution formula applies, and (3) if applicable, a description of each business location or business classification subject to a separate uniform percentage or flat dollar amount Matching Contribution allocation formula, no later than the date on which the discretionary Matching Contribution is made to the Plan. Beginning no later than the first Plan Year following the Plan Year after the Employer initially adopts a document that includes this requirement, a summary of these instructions must be communicated to Participants no later than 60 days following the date on which the last discretionary Matching Contribution is made to the Plan for a Plan Year.

	iii.	☐	As specified and negotiated in the collective bargaining agreement (may be selected when plan covers only collectively-bargained employees) (complete ADDENDUM K with the formula and the name of the agreeing bargaining parties)

15.2	ADDITIONAL MATCHING CONTRIBUTIONS. If elected, in addition to the Regular Matching Contribution described in 15.1 above (and in ADDENDUM F), the Employer may make other Matching Contributions to the Plan as follows.

	a.	☐ Additional Discretionary Matching Contributions

		i.	☐ The Additional Discretionary Matching Contribution is contingent on Profits

ii. Additional Discretionary Matching Contribution amount:

A.

☐ Is a uniform percentage of the eligible contributions made by each Eligible Employee (different uniform match percentages may apply to eligible contributions above and below designated dollar amounts or levels of Compensation)

B.

☐ May be different percentages for different Employee groups of the eligible contributions made by Eligible Employees within the group (different uniform match percentages may apply within each Employee group to eligible contributions above and below designated dollar amounts or levels of Compensation; the Employee groups to whom different percentages apply must be definitely determinable, not subject to Employer discretion, and not limited to only participation by NHCEs with the shortest service or least Compensation while excluding other NHCEs).

C.

☐ Is a uniform flat dollar amount for each Eligible Employee (not more than the annual addition limit; different uniform flat dollar amounts may apply to eligible contributions above and below designated dollar amounts or levels of Compensation)

D.

☐ May be a different uniform flat dollar amount for different Employee groups (not more than the annual addition limit; different uniform flat dollar amounts may apply within each Employee group to eligible contributions above and below designated dollar amounts or levels of Compensation; the Employee groups to whom different uniform flat dollar amounts apply must be definitely determinable, not subject to Employer discretion, and not limited to only participation by NHCEs with the shortest service or least Compensation while excluding other NHCEs).

If B or D is selected above, the following requirement applies:

The Employer will provide the Plan Administrator (or Trustee, if applicable) written instructions describing (1) how the uniform percentage formula or flat dollar formula will be allocated to Participants, (2) the Contribution Period(s) to which

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the discretionary Matching Contribution formula applies, and (3) if applicable, a description of each business location or business classification subject to a separate uniform percentage or flat dollar amount Matching Contribution allocation formula, no later than the date on which the discretionary Matching Contribution is made to the Plan. Beginning no later than the first Plan Year following the Plan Year after the Employer initially adopts a document that includes this requirement, a summary of these instructions must be communicated to Participants no later than 60 days following the date on which the last discretionary Matching Contribution is made to the Plan for a Plan Year.

(If Plan is intended to satisfy ACP testing using the safe harbor, Additional Discretionary Matching Contributions may not exceed 4% of Compensation.)

	b.	☒	True-Up Matching Contributions. The True-Up Matching Contribution is:

		i.	☐	Discretionary

		ii.	☒	Required

	c.	☒	Qualified Matching Contributions. The Plan Sponsor may:

		i.	☒	Recharacterize a portion of Regular, True-Up, or Additional Discretionary Matching Contributions as QMAC (permitted only if such contributions satisfy the distribution and noforfeitability requirement otherwise applicable to QMACs prior to the recharacterization and continue to retain such restrictions).

		ii.	☒	Make separate failsafe QMAC to be allocated as a percentage (not necessarily a uniform percentage) of either (1) the 401(k) Contributions (and After-Tax Contributions, if After-Tax Contributions are matched) or (2) the Compensation of an Eligible Employee for the Plan Year, provided that the amount of any failsafe QMAC allocated to an Eligible Employee will not exceed the “QMAC limit” described in the BPD.

15.3	MATCH FEATURES

	a.	Types of contributions matched under the Plan

(If the Plan is 401(k) only or 401(k) and profit-sharing, match will automatically apply to 401(k) Contributions. The Employer may also elect to match other types of contributions.The match will be applied to an Employee’s contributions on an aggregate basis. If the Plan is profit-sharing only, the Employer must designate what contributions are matched.)

		i.	☒	After-Tax Contributions

		ii.	☐	Salary reduction contributions (including Roth contributions) made to the following 403(b) plan:

		iii.	☐	Employee after-tax contributions made to the following 403(b) plan:

		iv.	☐	Salary reduction contributions (including Roth contributions) made to the following 457(b) plan:

	b.	The Contribution Period for Regular Matching Contributions is:

		i.	☐	Because 15.1a is selected above, the Contribution Period for Regular Matching Contributions is specified in ADDENDUM F.

		ii.	☐	Each month

		iii.	☐	Each calendar quarter

		iv.	☐	Each calendar year

		v.	☐	Each Plan Year

		vi.	☒	Each payroll period

		vii.	☐	Each fiscal year of the Employer

	c.	If Additional Discretionary Matching Contributions are elected, the Contribution Period for them is:

		i.	☐	Each month

		ii.	☐	Each calendar quarter

		iii.	☐	Each calendar year

		iv.	☐	Each Plan Year

		v.	☐	Each payroll period

		vi.	☐	Each fiscal year of the Employer

	d.	If True-Up Matching Contributions are elected, the Contribution Period for them is:

		i.	☐	Each month

		ii.	☐	Each calendar quarter

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		iii.	☐	Each semi-annual period

		iv.	☒	Each Plan Year

15.4	CONTRIBUTIONS EXCLUDED FROM MATCH

	a.	☐	Different exclusions apply to different Employee groups who are identified by the Plan Sponsor pursuant to determinable, non-discriminatory classifications (provisions describing the Employee groups and the applicable exclusions are found in the ADDENDUM F)

Selection of different match provisions for different Employee groups creates benefits, rights, and features that are subject to nondiscrimination requirements under Treasury Regulations Section 1.401(a)(4)-4. If the Employee groups to whom the different benefits, rights, or features are provided cannot be disaggregated for discrimination testing purposes and the Plan may not be re-structured to treat each Employee group as a separate component plan, testing may be required to show that the different match rates satisfy nondiscrimination requirements with respect to benefits, rights and features. Each Employee group must be described in ADDENDUM F using objective criteria so that the Employee group is definitely determinable, is not subject to Employer discretion, and does not limit participation only to the NHCEs with the shortest service or least Compensation while excluding other NHCEs. If the Plan elects to provide non-uniform Matching Contributions to different Employee groups and to satisfy the ADP/ACP testing requirements using the safe harbor, the Employee groups must be able to be disaggregated for 410(b) coverage testing.

	b.	☒	Same exclusions apply to all Employee groups eligible for Regular Matching Contributions. Contributions excluded are: (select all that apply)

		i.	☐	Contributions already matched under the Safe Harbor Matching Contribution formula (if a tiered formula is selected for Regular Matching Contributions, contributions eligible for the match will be treated as starting with the first contributions that are ineligible for the safe harbor match)

		ii.	☐	Contributions made before eligibility to participate in the Matching Contribution

		iii.	☐	Catch-Up 401(k) Contributions

		iv.	☒	Contributions that exceed the following:

			A.	☒ 6% (< 100%) of Compensation (if Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation)

			B.	☐ $ (no more than the annual addition limit)

			C.	☐ % (< 100%) of Compensation, provided that contributions matched cannot exceed $ (no more than the annual addition limit) (if Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation)

			D.	☐ A discretionary limitation determined by the Employer that may be a percentage of Compensation and/or a dollar amount. Discretionary limitation (if Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation)

		v.	☐	Contributions attributable to the following types of Compensation:

		vi.	☐	Contributions withdrawn before the end of the Plan Year (do not select if the Plan provides for Safe Harbor Matching Contributions or is intended to satisfy ACP testing using the safe harbor)

	c.	☐	The above exclusions also apply for purposes of additional discretionary Matching Contributions.

15.5	OPTIONAL LIMITATIONS ON MATCHING CONTRIBUTIONS

	a.	☐	The total Matching Contribution made to a Participant’s Account for the Plan Year cannot exceed $ (no more than the annual addition limit)

	b.	☐	An HCEs total Matching Contribution is limited to $ (no more than the annual addition limit) annually.

	c.	☐	The aggregate discretionary Matching Contributions allocated each year to an Employee eligible to receive Safe Harbor Contributions is limited to 4% of Compensation (select only if Plan provides for discretionary Matching Contributions and satisfies ACP testing using safe harbor).

SECTION 16.			EMPLOYER NONELECTIVE CONTRIBUTIONS

16.1	AMOUNT AND ALLOCATION OF STANDARD NONELECTIVE CONTRIBUTIONS

	a.	☐	Different allocation formulas apply to different Employee groups who are identified by the Plan Sponsor pursuant to determinable, non-discriminatory classifications. If elected, provisions describing the allocation formulas are found in ADDENDUM H.

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b.	☐	Single allocation formula applies to all Eligible Employees as described in this section 16.1

	i.	Amount of Standard Nonelective Contribution. The amount contributed as a Standard Nonelective Contribution each Contribution Period is:

		A.	☐	Required. Contribution amount is determined:

			1.	☐	in accordance with the specified allocation formula

			2.	☐	using a separate contribution formula as follows:

(An example of this type of formula is: 2% of the Employer’s profits before taxes. The contribution is then allocated among Eligible Employees in accordance with the formula specified in ii below.)

		B.	☐	Discretionary. Contribution amount determined by the Employer.

			1.	☐	The discretionary Standard Nonelective Contribution is contingent on Profits

	ii.	Allocation Formula. Standard Nonelective Contributions are allocated in accordance with the following formula

		A.	☐	Ratio of Compensation allocation formula – uniform allocation rates. All Eligible Employees receive a uniform percentage of Compensation. (This is a design-based safe harbor formula.)

			1.	☐	The amount allocated to each Eligible Employee is % (fill in if required contribution amount is uniform percentage of Compensation)

		B.	☐	Uniform dollar amount allocation formula. (This is a design-based safe harbor formula.) The dollar amount is:

			1.	☐	Discretionary and allocated as a uniform dollar amount to each Eligible Employee employed during the Contribution Period who satisfies the requirements in Section 19

			2.	☐	$ (no more than the annual addition limit) for the following:

				a.	☐	Each hour worked by the Eligible Employee

				b.	☐	Each hour for which the Eligible Employee is paid

				c.	☐	Each Contribution Period

				d.	☐	Other: (cannot exceed 12-consecutive months)

			3.	☐	The dollar amount specified for such Eligible Employee in the applicable collective bargaining agreement for the following:

				a.	☐	Each hour worked by the Eligible Employee

				b.	☐	Each hour for which the Eligible Employee is paid

				c.	☐	Each Contribution Period

				d.	☐	As specified and negotiated in the collective bargaining agreement

(complete ADDENDUM K with the formula and the name of the agreeing bargaining parties)

		C.	☐	Integrated allocation formula. (This is a design-based safe harbor formula.)

			1.	☐	The integration level is:

				a.	☐	Social security taxable wage base

				b.	☐	Percentage of social security taxable wage base: % (< 100%)

				c.	☐	Percentage of social security taxable wage base plus specified dollar amount: % (< 100%) plus $ (not to exceed the social security taxable wage base dollar amount)

				d.	☐	Percentage of social security taxable wage base minus specified dollar amount: % (< 100%) minus $ (not to exceed the social security taxable wage base dollar amount)

				e.	☐	Specified dollar amount: $ (not to exceed the social security taxable wage base dollar amount)

			2.	☐	The integration level is pro-rated for Employees who become eligible part way through the Contribution Period

			3.	☐	Percentage of Compensation allocated to each Eligible Employee is:

				a.	☐	Required in the amount specified below:

					i.	Percentage of full Compensation allocated to each Eligible Employee: %

					ii.	Percentage of excess Compensation (Compensation exceeding the integration level selected in 16.1.c.ii.C.1 above) allocated to each Eligible Employee: %

The percentage selected in 16.1.c.ii.C.3.a.ii. above may not exceed the lesser of (1) the percentage selected in 16.1.c.ii.C.3.a.i. above or (2) the applicable percentage determined from the following table:

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Integration Level as Percentage of Social Security Taxable Wage Base	Applicable Percentage
integration level < 20%	5.7%
20% < integration level < 80%	4.3%
80% < integration level < 100%	5.4%
integration level = 100%	5.7%

		b.	☐	Discretionary and allocated in the ratio of full Compensation and excess Compensation to maximize disparity (2-step method described at 6.2.a.1.A in the BPD).

			i.	☐	A top-heavy allocation is always made first whether or not the Plan is top-heavy for the Plan Year (4- step method described at 6.2.a.1.B in the BPD).

	4.	Disparity Limits. If the Employer maintains integrated defined benefit or target benefit plan, the overall disparity limits will be met by:

		a.	☐	Allocating to Eligible Employees on basis of full Compensation rather than excess Compensation

		b.	☐	Reducing disparity under other plans

D.	☐	Points allocation formula. (This may satisfy the requirements for a design-based safe harbor formula provided points are awarded for years of age or service. However, the allocation rates must satisfy the requirements of Treasury Regulations Section 1.401(a)(4)-2(b)(3)(i)(B).)

	1.	Participants are credited with points as follows:

		a.	☐	Compensation: point(s) for each $ (< $200.00).

			i.	The following number of points are allocated for any remaining fractional amounts:

				A.	☐	No points credited

				B.	☐	Credit partial points: point(s) if remaining Compensation is $ (not to exceed the amount specified at D.1.a. above) or more

		b.	☐	Years of service: point(s) for each full year of service completed as of the end of the Contribution Period.

			i.	Service for which points are credited is:

				A.	☐	Vesting Service

				B.	☐	Eligibility Service

				C.	☐	The number of years of service for which points will be credited are limited to maximum of: years

		c.	☐	Years of age: point(S) for each full year of age as of the end of the Contribution Period

E.	☐	Years of service allocation formula. Dollar amount or percentage of Compensation allocated to an Eligible Employee varies based on his years of Vesting Service/participation.

	1.	Allocation is:

		a.	☐	Dollar amount

		b.	☐	Percentage of Compensation

	2.	Allocation is based on completed years of:

		a.	☐	Vesting Service

		b.	☐	Participation (periods during which the Covered Employee was an Eligible Employee with respect to Standard Nonelective Contributions)

	3.	Completed years are determined as of:

		a.	☐	First day of Contribution Period

		b.	☐	Last day of Contribution Period

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Years of Vesting Service/Participation	Standard Nonelective Contribution Allocation

F.	☐	Cross-tested employee group allocation method – The Standard Nonelective Contribution is first allocated among designated Employee groups and is then further allocated among Eligible Employees within each group in the ratio of Compensation so that each Eligible Employee within the group has the same allocation rate as each other Eligible Employee within the Employee group. The Plan may use cross-testing under Treasury Regulations Section 1.401(a)(4)- 8 where in such event, the Plan shall satisfy the gateway requirement using the minimum allocation gateway method described in Section 6.2(b) of the BPD. (If elected, additional provisions, including a description of the designated Employee groups, are found in ADDENDUM G.)

G.	☐	Cross-tested age weighted allocation method – The Standard Nonelective Contribution is allocated among all Eligible Employees such that the equivalent accrual rate for each Eligible Employee is identical. The Plan may use cross-testing under Treasury Regulations Section 1.401(a)(4)-8 where in such event, the Plan shall satisfy the gateway requirement using the minimum allocation gateway method described in Section 6.2(b) of the BPD.

(For purposes of determining equivalent accrual rates, Account balances will be normalized using standard interest and mortality table assumptions in accordance with Treasury Regulations Section 1.401(a)(4)-12.)

H.	☐	Age and Years of Service allocation formula. The allocation rates for each age and service point band must have regular intervals such that each band, other than the first band and the band associated with the highest sum of age and Years of Service, is the same length. The allocation rate for each band must be greater than the allocation rate for the immediately preceding band (i.e., the band with the next lower sum of age and Years of Service) but by no more than five (5) percentage points and the ratio of the allocation rate for any band to the rate for the immediately preceding band must not exceed 2.0 and also must not exceed the ratio of allocation rates between the two immediately preceding bands.

	1.	Allocation is:

☐ Dollar amount

☐ Percentage of Compensation

	2.	Allocation is based on completed years of:

☐ Vesting Service

☐ Participation (periods during which the Covered Employee was an Eligible Employee with respect to Standard Nonelective Contributions)

	3.	Completed years are determined as of:

☐ First day of Contribution Period

☐ Last day of Contribution Period

Age and Years of Vesting Service/Participation Bands	Standard Nonelective Contribution Allocation Rate

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16.2	ADDITIONAL DISCRETIONARY NONELECTIVE CONTRIBUTION

	a.	☐	The Employer may make an Additional Discretionary Nonelective Contribution.

		i.	☐	Additional Discretionary Nonelective Contribution is contingent on Profits

		ii.	Additional Discretionary Nonelective Contribution is allocated:

			A.	☐	in the ratio of Compensation

			B.	☐	in same manner as Standard Nonelective Contribution

16.3	NONELECTIVE CONTRIBUTION FEATURES

	a.	Contribution Periods.

		i.	The Contribution Period for Standard Nonelective Contributions is:

			A.	☐	Because 16.1a is selected above, the Contribution Period for Standard Nonelective Contributions is specified in ADDENDUM H.

			B.	☐	Each month

			C.	☐	Each calendar quarter

			D.	☐	Each calendar year

			E.	☐	Each Plan Year

			F.	☐	Each payroll period

			G.	☐	Each fiscal year of the Employer

		ii.	If Additional Discretionary Nonelective Contributions are elected, the Contribution Period for them is:

			A.	☐	Each month

			B.	☐	Each calendar quarter

			C.	☐	Each calendar year

			D.	☐	Each Plan Year

			E.	☐	Each payroll period

			F.	☐	Each fiscal year of the Employer

SECTION 17. SAFE HARBOR EMPLOYER CONTRIBUTIONS

17.1	SAFE HARBOR NONELECTIVE FEATURES

Note: The contribution requirements to satisfy both the QACA and non-QACA safe harbors are identical. Therefore, the provisions of this Section apply to both QACA Safe Harbor Nonelective Contributions and Non-QACA Safe Harbor Nonelective Contributions.

	a.	Safe Harbor Nonelective Formula. Safe Harbor Nonelective Contribution formula is:

		i.	☐	Discretionary: The Employer may amend the Plan annually to make a Safe Harbor Nonelective Contribution of at least 3% of Compensation.

		ii.	☒	Required annual contribution equal to 3% (> 3%) of Compensation

		iii.	☐	Other plan. The Employer will make a Safe Harbor Nonelective Contribution equal to or greater than 3% of Compensation to another defined contribution plan maintained by the Employer: (specify the name of the other plan)

Note: In order to satisfy the Safe Harbor requirements of Code Section 401(k)(12)(C) or 401(k)(13)(D), as applicable, the other defined contribution plan must have the same plan year as this Plan and provide that each Employee group eligible to receive the Safe Harbor Nonelective Contribution under the other plan corresponds to Covered Employees for 401(k) Contribution purposes under this Plan.

	b.	Contribution Period. The Contribution Period for Safe Harbor Nonelective Contributions is the Plan Year.

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17.2	SAFE HARBOR MATCH FEATURES

(The Safe Harbor Matching Contribution will always applies to both Pre-tax and Roth 401(k) Contributions. If Plan is profit-sharing only, the Safe Harbor Matching Contribution will apply to current After-Tax Contributions or other plans if elected below.)

	a.	Safe Harbor Match Formula:

		i.	☐	Other plan. The Employer will make a Safe Harbor Matching Contribution to another defined contribution plan maintained by the Employer: (specify the name of the other plan) . (The Safe Harbor Matching Contribution provisions are described in the other plan. Do not complete ii.or iii. below.)

Note: In order to satisfy the Safe Harbor requirements of Code Section 401(k)(12)(B) or 401(k)(13)(D), as applicable, the other defined contribution plan must have the same plan year as this Plan and provide that each Employee group eligible to receive the Safe Harbor Matching Contribution under the other plan corresponds to Covered Employees for 401(k) Contribution purposes under this Plan.

		ii.	☐	Non-QACA. The Non-QACA Safe Harbor Matching Contribution is:

			A.	☐ Basic matching formula. The basic non-QACA matching formula provides Matching Contributions on behalf of each Eligible Employee in an amount equal to (1) 100% of the first 3% of Compensation contributed by the Employee and (2) 50% of the next 2% of Compensation contributed by the Employee.

			B.	☐ Enhanced matching formula.

(Must be at least equal to the aggregate contribution at each level of basic matching formula, but no greater than 6% if ACP safe harbor desired):

% match for first % of Compensation contributed and, if applicable,
% match for next % of Compensation contributed and, if applicable,
% match for next % of Compensation contributed

		iii.	☐	QACA. The QACA Safe Harbor Matching Contribution is:

			A.	☐ Basic matching formula. The basic QACA matching formula provides Matching Contributions on behalf of each Eligible Employee in an amount equal to (1) 100% of the first 1% of Compensation contributed by the Employee and (2) 50% of the next 5% of Compensation contributed by the Employee.

			B.	☐ Enhanced matching formula.

(Must be at least equal to the aggregate contribution at each level of basic matching formula, but no greater than 6% if ACP safe harbor desired):

% match for first % of Compensation contributed and, if applicable,
% match for next % of Compensation contributed and, if applicable,
% match for next % of Compensation contributed

	b.	☐	Safe Harbor Matching Contribution applies to After-Tax Contributions in addition to 401(k) Contributions

	c.	Types of contributions matched under the safe harbor

(If the Plan is 401(k) only or 401(k) and profit-sharing, the Safe Harbor Matching Contribution will automatically apply to 401(k) Contributions. The Employer may also elect to match other types of contributions.The Safe Harbor Matching Contribution will be applied to an Employee’s contributions on an aggregate basis. If the Plan is profit-sharing only, the Employer must designate what contributions are matched.)

		i.	☐	After-Tax Contributions

		ii.	☐	Salary reduction contributions (including Roth contributions) made to the following 403(b) plan:

		iii.	☐	Employee after-tax contributions made to the following 403(b) plan:

		iv.	☐	Salary reduction contributions (including Roth contributions) made to the following 457(b) plan:

	d.	Contribution Period. The Contribution Period for Safe Harbor Matching Contributions is:

		i.	☐	Each Plan Year

		ii.	☐	Each payroll period

		iii.	☐	Each month

		iv.	☐	Each Plan Year quarter

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	e.	☐	True-Up Safe Harbor Matching Contribution. If the Contribution Period selected above is not the Plan Year, the Employer will “true up” the Safe Harbor Matching Contribution for the Plan Year so that the total Safe Harbor Matching Contributions made for the year equals the match rate specified above based on an Eligible Employee’s total eligible contributions and Compensation for the Plan Year.

SECTION 18. EMPLOYER QUALIFIED NONELECTIVE CONTRIBUTIONS

18.1	QNEC FEATURES

Note: An Employer may not use the failsafe QNEC correction method to satisfy the ADP and/or ACP test for any Plan Year in which it uses the prior year testing method to satisfy such test.

	a.	☒	The Employer may re-characterize a portion of Nonelective Contribution as QNEC up to the QNEC limit described in Section 6.4 of the Basic Plan Document (permitted only if such contributions satisfy the distribution and nonforfeitability requirement otherwise applicable to QNECs prior to the recharacterization and continue to retain such restrictions).

	b.	☒	The Employer may make a discretionary QNEC in an amount determined by the Employer

		i.	The discretionary QNEC will be allocated as directed by the Employer (i) in ratio of Compensation or “test compensation”, as designated by the Employer, (ii) as uniform dollar amount, or (iii) to NHCEs designated by the Employer as a percentage of their “test compensation” that does not exceed the QNEC limit described in Section 6.4 of the BPD (QNECs allocated as a dollar amount are subject to QNEC limit described in Section 6.4 of the BPD)

			A.	☐ If allocation is made under (i) or (ii) only NHCEs share in discretionary QNEC

	c.	Contribution Period. The Contribution Period for QNECs is:

		i.	☐	Each calendar month

		ii.	☐	Each calendar quarter

		iii.	☐	Each calendar year

		iv.	☐	Each Plan Year

		v.	☐	Each payroll period

		vi.	☐	Each fiscal year of the Employer

18.2	COMPENSATION EXCLUSIONS

	a.	☐	Compensation earned by Employee prior to becoming eligible to participate will be excluded in allocating QNEC

	b.	☐	Limit Compensation included in allocating QNEC to $ (< Code Section 401(a)(17) annual compensation limit).

SECTION 19.  ADDITIONAL REQUIREMENTS FOR RECEIVING EMPLOYER CONTRIBUTIONS

19.1		ALLOCATION REQUIREMENTS. Select available options below:

			Standard	Add’l Disc.	Regular	Add’l Disc.	True-Up	QNEC
			Nonelective	Nonelective	Match*	Match*	Match*

	a.	No last day or service requirement	i. ☐	ii. ☐	iii. ☒	iv. ☐	v. ☒	vi.☒

	b.	Last day requirement only. Must be a Covered Employee on last day of contribution period	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi.☐

	c.	Last day of contribution period requirement only. Employment as an Employee other than a Covered Employee satisfies requirement	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi.☐

	d.	Service requirement only	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi.☐

		Service requirement: (< = 1,000)	hours	hours	hours	hours	hours	hours

	e.	Last day of contribution period and service requirement. Must be a Covered Employee on last day of contribution period	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi.☐

		Service requirement: (< = 1,000)	hours	hours	hours	hours	hours	hours

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f.	Last day of contribution period and service requirement. Employment as an Employee other than a Covered Employee satisfies requirement		i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi.☐

	Service requirement: (< = 1,000)		hours	hours	hours	hours	hours	hours

g.	Last day of contribution period or hours requirement. Employment as an Employee other than a Covered Employee satisfies the last day requirement. The Hours of Service requirement is:		i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi.☐

	i.	1,000 hours	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

	ii.	501 hours[1]	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

[1] Excludes from participation only those Employees who may be excluded from coverage testing under Code Section 410(b).

h.	Different allocation requirements apply to different Employee groups (applicable requirements appear in ADDENDUM F or ADDENDUM H)		i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. N/A

i.	Last day requirement selected above means last day of Plan Year		i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. ☐

* “No last day or service requirement” must be selected if the Plan either (i) provides for Safe Harbor Matching Contributions or (ii) is intended to satisfy ACP testing using the safe harbor.

19.2  EXCEPTIONS TO ALLOCATION REQUIREMENTS. SELECT AVAILABLE OPTIONS BELOW:

				Standard	Additional Disc.	Regular	Additional	True-Up
				Nonelective	Nonelective	Match	Disc. Match	Match	QNEC

a.	Last day requirement does not apply in cases of:

	i.	Death		A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

	ii.	Disability		A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

	iii.	Retirement		A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

		A.	Exception applies only to normal retirement	I. ☐	II. ☐	III. ☐	IV. ☐	V. ☐	VI. ☐

b.	Service requirement does not apply in cases of:

	i.	Death		A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

	ii.	Disability		A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

	iii.	Retirement		A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

		A.	Exception applies only to normal retirement	I. ☐	II. ☐	III. ☐	IV. ☐	V. ☐	VI. ☐

c.	Different exceptions apply to different Employee groups (applicable exceptions appear in ADDENDUM F or ADDENDUM H)			A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. N/A

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d.	Other (i.e., reduction in force; must be nondiscriminatory in operation):	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐

SECTION 20.	ALLOCATIONS FOR EMPLOYEES WHO DIE OR BECOME DISABLED WHILE ENGAGED IN QUALIFIED MILITARY SERVICE

20.1	DEATH WHILE IN QUALIFIED MILITARY SERVICE

	a.	☒	A Participant who dies while absent from employment to perform qualified military service is treated as returning to employment immediately prior to his death for purposes of determining his eligibility for and the amount of employer matching and nonelective contributions to be made to his Account for his period of military leave.

		i.	Amount of Match.

			A.	☐	No Matching and/or Safe Harbor Matching Contributions will be made for the Participant’s period of military absence

			B.	☒	Matching and/or Safe Harbor Matching Contributions will be made for the Participant’s period of military absence as if the Participant had made contributions eligible for the match equal to the average of the Participant’s contributions for (a) the 12-consecutive-month period preceding his military service or (b), if the Participant has fewer than 12 months of service prior to such military service, his actual length of continuous service with his Employer prior to such military service

20.2	DISABILITY WHILE IN QUALIFIED MILITARY SERVICE

	a.	☒	A Participant absent from employment due to military service who becomes Disabled while performing qualified military service is treated as returning to employment immediately prior to his Disability Date for purposes of determining his eligibility for and the amount of employer matching and nonelective contributions to be made to his Account for his period of military leave.

		i.	☐	The Disabled Participant may continue to make contributions to the Plan for his period of military leave up to the maximum amount of 401(k) and After-Tax Contributions he would have been permitted to make to the Plan if he had actually returned to employment

		ii.	Amount of Match. The amount of any Matching and/or Safe Harbor Matching Contributions for the Disabled Participant’s military absence will be:

			A.	☐	No Matching and/or Safe Harbor Matching Contributions will be made for the Participant’s period of military absence

			B.	☐	Determined based on the amount the Disabled Participant contributes in accordance with 20.2a.i. above

			C.	☒	Determined as if the Participant had made contributions eligible for the match equal to the average of the Participant’s contributions for (a) the 12-consecutive-month period preceding his military service or (b), if the Participant has fewer than 12 months of service prior to such military service, his actual length of continuous service with his Employer prior to such military service.

			D.	☐	Determined based on the greater of (a) the amount the Disabled Participant contributes in accordance with 20.2a.i. above or (b) the average of the Participant’s contributions eligible for the match for (1) the 12-consecutive-month period preceding his military service or (2), if the Participant has fewer than 12 months of service prior to such military service, his actual length of continuous service with his Employer prior to such military service.

SECTION 21. VESTING OF EMPLOYER CONTRIBUTIONS

21.1	REGULAR VESTING SCHEDULE

(QNECs, QMACs, and non-QACA Safe Harbor Contributions are 100% vested immediately.)

	a.	☐	Different vesting schedules apply to different Employee groups for the following:

		i.	☐	Regular Matching Contributions (provisions are found in ADDENDUM F)

		ii.	☐	Additional Discretionary Matching Contributions (provisions are found in ADDENDUM F)

		iii.	☐	True-Up Matching Contributions (provisions are found in ADDENDUM F)

		iv.	☐	Standard Nonelective Contributions (provisions are found in ADDENDUM H)

		v.	☐	Additional Discretionary Nonelective Contributions (provisions are found in ADDENDUM H)

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b.	☒	The vesting schedules specified below apply to all eligible Participants

Fill in the letter of the vesting schedule that applies to the respective contribution from the available schedules listed below:

	i.	Regular Matching Contributions schedule: H1

	ii.	Additional Discretionary Matching Contributions schedule:

	iii.	True-Up Matching Contributions schedule: H3

	iv.	Standard Nonelective Contributions schedule:

	v.	Additional Discretionary Nonelective Contributions schedule:

	vi.	Prior Matching Contributions schedule: H6

	vii.	Prior Nonelective Contributions schedule:

	viii.	Prior Money Purchase Pension Plan Contributions schedule:

	ix.	QACA Safe Harbor Contributions schedule: (100% vesting must occur after no more than 2 years of Vesting Service.)

		A. ☐	The above QACA Safe Harbor schedule applies only to Employees hired on or after (month/day/year). Employees hired before that date and have Safe Harbor Contributions are 100% vested.

	x.	Prior QACA Safe Harbor Contributions schedule: (100% vesting must occur after no more than 2 years of Vesting Service.)

		A. ☐	The above QACA Safe Harbor schedule applies only to Employees hired on or after (month/day/year). Employees hired before that date and have Safe Harbor Contributions are 100% vested.

A immediate	B 1 year cliff	C 2 year cliff	D 3 year cliff	E1 other cliff schedule for Prior Match	E2 other cliff schedule for Prior Nonelective	E3 other cliff schedule for Prior Money Purchase
100%	0% before 1 year	0% before 2 years	0% before 3 years	0% before years*	0% before years*	0% before years*
	100% after 1 year	100% after 2 years	100% after 3 years	100% after years	100% after years	100% after years

*

Note: If Prior Matching/Nonelective/Money Purchase Contributions were made before the EGTRRA/PPA effective date for the Plan, 100% cliff vesting must occur after no more than 5 years of Vesting Service. If Prior Matching/Nonelective/Money Purchase Contributions were made after the EGTRRA/PPA effective date, 100% cliff vesting must occur after no more than 3 years of Vesting Service. Generally, the EGTRRA effective date for Matching Contributions is the first Plan Year beginning on or after January 1, 2002 and the PPA effective date for Nonelective Contributions is the first Plan Year beginning on or after January 1, 2007.

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F 2-6 year graded		G 1-5 year graded		H1 other graded schedule for Regular Match		H2 other graded schedule for Add’l Disc. Match		H3 other graded schedule for True-Up Match		H4 other graded schedule for Standard Nonelective		H5 other graded schedule for Add’l Disc. Nonelective
				<1	0%	<1	_%	<1	0%	<1	_%	<1	_%
<2	0%	<1	0%	1	0%	1	_%	1	0%	1	_%	1	_%
2	20%	1	20%	2	0%	2	_%	2	0%	2	_%	2	_%
3	40%	2	40%	3	100%	3	_%	3	100%	3	_%	3	_%
4	60%	3	60%	4	100%	4	_%	4	100%	4	_%	4	_%
5	80%	4	80%	5	100%	5	_%	5	100%	5	_%	5	_%
6+	100%	5+	100%	6+	100%	6+	100%	6+	100%	6+	100%	6+	100%

H6 other graded schedule for Prior Match		H7 other graded schedule for Prior Nonelective		H8 other graded schedule for Prior Money Purchase		I 1-2 year graded for current and Prior QACA Safe Harbor
<1	0%	<1	_%	<1	_%
1	20%	1	_%	1	_%
2	40%	2	_%	2	_%
3	60%	3	_%	3	_%
4	80%	4	_%	4	_%
5	100%	5	_%	5	_%	<1	0%
6	100%	6	_%	6	_%	1	_%
7	100%	7	100%	7	100%	2+	100%

(Any schedule completed in H1 through H5 must be at least as favorable as 2-6 year graded vesting. Any schedule completed in H6 through H8 must be at least as favorable as (i) 2-6 year graded vesting if Prior Matching/Nonelective/Money Purchase Contributions were made after the EGTRRA/PPA effective date described in the Note above and (ii) 3-7 year graded vesting if Prior Matching/Nonelective/Money Purchase Contributions were made before the EGTRRA/PPA effective date described in the Note above.)

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21.2	SPECIAL VESTING EVENTS

	a. ☒	Participants are 100% vested if employed by an Employer or Related Employer upon[1]: (select all that apply)

	i.	☒	Death

	ii.	☒	Disability.

		A.	☒	For purposes of 100% vesting, a Participant who becomes Disabled while absent because of qualified military service is treated as having become Disabled while employed.

	iii.	☐	Early retirement

[1]Participants employed on or after NRA are always 100% vested.

21.3	DETERMINATION OF VESTED INTEREST UPON DISTRIBUTION WHILE PARTIALLY VESTED

a.   If a Participant receives distribution from his Employer Contributions Sub-Account when he is only partially vested, his vested interest in the balance remaining in such Sub-Account (X) is not less than the amount determined using the formula elected below. For purposes of the formula, P is the vested percentage at the relevant time, AB is the Sub-Account balance at the relevant time, D is the amount of all prior distributions from the Participant’s Employer Contributions Sub-Account, excluding amounts deemed distributed under Code Section 72(p) that have not actually been offset against the Participant’s Account balance, and R, if applicable, is the ratio of the Sub-Account balance at the relevant time to the Sub-Account balance after distribution.

	i.	☐	X = P(AB + (R x D)) – (R x D)

	ii.	☒	X = P(AB + D) – D

21.4	SPECIAL VESTING SERVICE CREDITING PROVISIONS

	a. ☐	Elapsed time method

	i.	One year of Vesting Service is credited for each full year of service and aggregate partial years treating 365 days of service as one year

	b. ☒	Hours of Service method

	i.	Hours required in a vesting computation period to be credited with one year of Vesting Service:

		A.	☐	1,000 hours

		B.	☒	Less than 1,000 Hours of Service: 500 (< 1,000)

	ii.	Vesting computation period:

		A.	☒	Plan Year

		B.	☐	Calendar year

		C.	☐	Anniversaries of Employment Commencement Date

	c. ☐	A Participant who becomes Disabled while absent from employment because of qualified military service is credited with Vesting Service as if he returned to employment immediately prior to his Disability date.

21.5	VESTING SERVICE EXCLUSIONS

	a. ☒	No exclusions

	b. ☐	Period before Employee attains age 18

	c. ☐	Period before the effective date of the Plan

	d. ☐	If a non-vested, former Employee is reemployed after 5 consecutive Breaks in Vesting Service, his Vesting Service earned before the break is excluded upon rehire

(For this purpose, non-vested means the Employee has not made 401(k) Contributions to the Plan and does not have a vested interest in any Employer Contributions allocated to his Account. Such Employee is treated as non-vested even if he has a vested interest in After-Tax or Rollover Contributions held in his Account.)

	e. ☐	If an Employee incurs a Break in Vesting Service, Vesting Service completed before the break is excluded until the Employee again completes a year of Vesting Service following the break

Vesting Service completed after 5 consecutive Breaks in Vesting Service is not taken into account in determining a Participant’s vested interest in his Account attributable to employment before the break

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21.6	FORFEITURES

(Note: Forfeitures that occur during a Plan Year must be disposed of in accordance with the provisions of this Section as of the end of the following Plan Year.)

a. Non-vested amounts are forfeited after 5-consecutive Breaks in Vesting Service or the following, if earlier:

	i.	☐	Not applicable – No forfeiture before 5-consecutive Breaks in Vesting Service

	ii.	☒	Immediately upon distribution or deemed distribution

b. Restoration of forfeitures. Upon reemployment before 5-consecutive Breaks in Vesting Service, forfeited amounts:

	i.	☒	Are restored only if Participant repays distribution

	ii.	☐	Are automatically restored

		A.	☐ Participant may elect to repay distribution

	iii.	☐	If a repayment provision is elected above, it applies only to distributions of Employer Contributions

c. Forfeited amounts will:

		Nonelective	Matching

i.	Offset the Employer’s contribution obligation.[1]	1. ☒	2. ☒

ii.	Be re-allocated among Participants[2]	1. ☐	2. ☐

1If forfeitures remain after all contribution obligations are satisfied or upon termination of the Plan, and such forfeitures cannot be used to pay Plan expenses, the remainder shall be re-allocated among Participants as provided in Section 14.4 of the BPD.

2If the Employer maintains a Safe Harbor 401(k) Plan which otherwise qualifies for exemption from the top heavy requirements, the Employer may limit the allocation of Plan forfeitures in such a manner as to avoid the inadvertent application of the top heavy requirements on account of a forfeiture allocation.

d. Administrator, in its discretion, may direct that forfeitures be used to pay Plan expenses.

e. Re-allocation of forfeitures.

		Nonelective	Matching

i.	Participants eligible for re-allocation

	A. Only Participants who have met applicable re-allocation requirements in ii below	1. ☐	2. ☐

	B. Participants who are actively employed at any time during the Plan Year	1. ☐	2. ☐

ii.	Requirements for re-allocation (unless otherwise elected below, any last day requirement refers to the last day of the contribution period):

	A. Last day requirement only. Must be a Covered Employee	1. ☐	2. ☐

	B. Last day requirement only. Employment as an Employee other than a Covered Employee satisfies requirement	1. ☐	2. ☐

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	C. Service requirement only	1. ☐	2. ☐

	1. Hours of Service requirement (< 1,000)	1. ☐	2. ☐

	D. Last day and service requirement. Must be a Covered Employee on last day	1. ☐	2. ☐

	1. Hours of Service requirement (< 1,000)	1. ☐	2. ☐

	E. Last day and service requirement. Employment as an Employee other than a Covered Employee satisfies requirement	1. ☐	2. ☐

	1. Hours of Service requirement (< 1,000)	1. ☐	2. ☐

	F. Last day or hours requirement. Employment as an Employee other than a Covered Employee satisfies the last day requirement. The Hours of Service requirement is:	1. ☐	2. ☐

	1. 1,000 Hours	1. ☐	2. ☐

	2. 501 Hours	1. ☐	2. ☐

	G. Last day requirement selected above means last day of the Plan Year	1. ☐	2. ☐

iii.	Exceptions to Last Day Allocation Requirements. Last day requirement does not apply in cases of:

	A. Death	1. ☐	2. ☐

	B. Disability	1. ☐	2. ☐

	C. Retirement	1. ☐	2. ☐

	1. Exception applies only to normal retirement	1. ☐	2. ☐

iv.	Exceptions to Service Allocation Requirements. Service requirement does not apply in cases of:

	A. Death	1. ☐	2. ☐

	B. Disability	1. ☐	2. ☐

	C. Retirement	1. ☐	2. ☐

	1. Exception applies only to normal retirement	1. ☐	2. ☐

v.	Employment Requirement for Re-Allocation

	A. Re-allocate to Participants employed during the Plan Year by any Employer	1. ☐	2. ☐

	B. Re-allocate only to Participants employed during the Plan Year by the Employer for whom the Participant last performed services	1. ☐	2. ☐

vi.	Re-allocation based upon

	A. Method of allocating Standard Nonelective Contribution	1. ☐	2. ☐

	B. Ratio of Compensation	1. ☐	2. ☐

	C. Ratio of deferral percentages	1. ☐	2. ☐

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SECTION 22. CONTRIBUTION LIMITATIONS

22.1	CODE SECTION 415 LIMITATIONS

a. Limitations Under Other Plans. If limitations would be exceeded under multiple defined contribution plans maintained by Employer:

	i.	☐ Reduce contributions to be made under other plans first, then reduce under this Plan

	ii.	☐ Reduce contributions to be made under this Plan first then under other plans

	iii.	☐ Other reduction method (provisions are found in ADDENDUM I)

22.2	APPLICATION OF ADP/ACP TEST

a. ADP Testing Method. Nondiscrimination requirements for 401(k) Contributions will be satisfied:

	i.	☐ N/A.

	ii.	☐ Current year testing method (no Safe Harbor Contributions)

	iii.	☐ Prior year testing method. If this is the first Plan Year to provide for the CODA, prior year testing method is applied using:

		A.	☐	N/A. This is not the first Plan Year to provide for the CODA

		B.	☐	3% contribution assumption for NHCEs

		C.	☐	Actual deferral percentages of NHCEs for first Plan Year

	iv.	☒ Safe harbor applies.

		A.	☐	ADP testing applies because (i) not all Employees eligible to make 401(k) Contributions are eligible for Safe Harbor Contributions (e.g., non-bargained employees receive Safe Harbor Contributions and bargained employees do not OR different age and service requirements apply for Safe Harbor Contributions than for 401(k) Contributions) or (ii) the discretionary Safe Harbor Nonelective Contribution option was selected. (current year testing applies.)

b.  ADP Test Correction– Roth Contributions. If Roth 401(k) Contributions are permitted under the Plan, excess contributions attributable to 401(k) Contributions will be allocated and distributed as follows:

	i.	☐	First from Pre-Tax 401(k) Contributions, then from Roth 401(k) Contributions

	ii.	☐	First from Roth 401(k) Contributions, then from Pre-Tax 401(k) Contributions

	iii.	☐	Distribute in ratio that Participant’s Pre-Tax and Roth 401(k) Contributions bear to Participant’s total 401(k) Contributions for the Plan Year

c. ACP Testing Method. Nondiscrimination requirements for Matching/After-Tax Contributions will be satisfied:

	i.	☐	N/A.

	ii.	☐	Current year testing method (no Safe Harbor Contributions or ACP testing is not satisfied for any Employees using the safe harbor method)

	iii.	☐	Prior year testing method. If this is the first Plan Year to provide for After-Tax or Matching Contributions, prior year testing method is applied using:

		A.	☐	N/A. This is not the first Plan Year to provide for After-Tax or Matching Contributions.

		B.	☐	3% contribution assumption for NHCEs

		C.	☐	Actual contribution percentages of NHCEs for first Plan Year

	iv.	☒	Safe harbor applies.

		A.	☒	Nondiscrimination testing applies because (i) Participant may make After-Tax Contributions, (ii) not all Employees eligible to receive Matching Contributions are eligible for Safe Harbor Contributions (e.g., non-bargained employees receive Safe Harbor Contributions and bargained employees do not OR different age and service requirements apply for Safe Harbor Contributions than for Matching Contributions), (iii) Matching Contributions are made on contributions in excess of 6% of Compensation (or 10% if QACA Safe Harbor Matching Contributions are made), or (iv) the discretionary Safe Harbor Nonelective Contribution option was selected. (Current year testing applies.)

22.3	APPLICATION OF CODE SECTION 402(g) LIMITS (select one)

a. ☒

Participants may direct the Administrator to return 401(k) Contributions that exceed the 402(g) limits when combined with contributions to plans maintained by un-related employers

(If the Participant made both Roth and Pre-Tax 401(k) Contributions to the Plan, the Participant must direct whether and to what extent the distribution will be made from his Pre-Tax and/or Roth 401(k) Contributions; if no direction is received excess deferrals will be made first from Pre-Tax 401(k) Contributions, then from Roth 401(k) Contributions.)

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	b. ☒	If excess deferrals are made under the Plan, the excess will be allocated and distributed as follows: (select one)

	i.	☐	First from Pre-Tax 401(k) Contributions, then from Roth 401(k) Contributions

	ii.	☒	First from Roth 401(k) Contributions, then from Pre-Tax 401(k) Contributions

	iii.	☐	Distribute in ratio that Participant’s Pre-Tax and Roth 401(k) Contributions bear to Participant’s total 401(k) Contributions for the calendar year

22.4	DETERMINATION OF INCOME OR LOSS

a. Income on contributions in excess of an applicable limit above (other than the 415 limitations) will be determined using:

	i.	☐	The method otherwise used to allocate income or loss to Participant’s Accounts under the Plan

	ii.	☒	The IRS alternative method

SECTION 23. INVESTMENT OF PARTICIPANT ACCOUNTS

23.1	PARTICIPANT DIRECTED INVESTMENTS

	a. ☒	Participants may direct investment of a portion or all of their Accounts

	i.	☒	Plan is intended to comply with ERISA Section 404(c)

	ii.	Available Investments. Except as may be elected in Section 23.3, regarding Employer stock, and Section 23.2, regarding self-directed brokerage funds, Investment Funds available for Participant-directed investment are selected by the Investment Fiduciary

	iii.	☐	Investment Fiduciary directs investment of the following Sub-Accounts:

	iv.	Change Investment Elections. Investment changes that are timely received in good order in accordance with established procedures will be initiated as of the business day they are received by the Administrator (or its delegate) or the next following business day.

	v.	Failure to Direct Investments. If Participants fail to direct investment of a portion or all of their Accounts, the Investment Fiduciary will direct investment.

23.2	SELF-DIRECTED BROKERAGE FUND

	a. ☒	Plan assets may be invested through a self-directed brokerage fund

	i.	Establishment of self-directed brokerage Investment Fund:

		A.	☒	is required by the Plan Sponsor, as settlor of the Plan

		B.	☐	may be selected by the Investment Fiduciary

23.3	INVESTMENT IN EMPLOYER STOCK

	a. ☒	Plan assets may be invested in Employer stock (Employer stock must be publicly traded)

	i.	Establishment of Employer stock Investment Fund:

		A.	☒	is required by the Plan Sponsor, as settlor of the Plan

		B.	☐	may be selected by the Investment Fiduciary

	ii.	☐	All or some Employer Contributions are required to be invested in Employer stock.

		A.	The following types of contributions are required to be invested in Employer stock:

			1.	☐ Standard Nonelective Contributions

			2.	☐ Additional Discretionary Nonelective Contributions

			3.	☐ Prior Nonelective Contributions

			4.	☐ Non-safe harbor Matching Contributions

			5.	☐ Prior non-safe harbor Matching Contributions

		B.	☐	Participants may transfer investments out of the Employer stock fund more frequently than as required under law

		C.	☐	Participants may direct investment of other contributions in Employer stock

23.4	INVESTMENT IN LIFE INSURANCE

a. Plan assets may not be invested in life insurance.

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23.5	TRANSFER OF INVESTMENTS

a.   Transfer Effective Dates. Investment transfer elections that are timely received in good order in accordance with established procedures will be initiated as of the business day they are received by the Administrator (or its delegate) or the next following business day.

SECTION 24. LOANS

24.1	AVAILABILITY

	a. ☒	The Plan permits Participant loans. Loans are permitted with the following restrictions, as applicable: (select all that apply)

	i.	☒	No restrictions on Sub-Accounts available for loans

	ii.	☐	Loans are not available from following portions of Participant’s Account:

Note: If the Plan includes QVECs, loans may not be made from QVEC Sub-Accounts and such Sub-Accounts are not included in determining the maximum amount of a loan.

		A.	☐	Roth 401(k) Contributions Sub-Account

			1.	☐ The balance of the Roth 401(k) Contributions Sub-Account is also excluded in determining maximum permissible loan amount

		B.	☐	Other specified Sub-Accounts:

			1.	☐ The balance of the other Sub-Accounts is also excluded in determining maximum permissible loan amount

	iii.	☐	Loans are not permitted to individuals with Rollover Contributions under the Plan, but who have not met the requirements to become an Eligible Employee.

24.2	REPAYMENT OPTIONS

	a. ☒	Loans are repaid through payroll withholding

	i.	☒	Participants may also make payments by other means specified in the loan agreement

24.3

DEFAULT. If a loan payment is missed, default occurs as provided in the written loan guidelines (but not later than the end of the calendar quarter following the quarter in which payment was due)

(If a Participant makes loan payments after default, any such payments will be treated as After-Tax Contributions to the Plan for purposes of determining the Participant’s taxable basis in his Account.)

SECTION 25. HARDSHIP WITHDRAWALS (401(K) AND PROFIT-SHARING PLANS ONLY)

25.1	AVAILABILITY

	a. ☒	The Plan permits hardship withdrawals. The Plan permits hardship withdrawals from the following Accounts:

	i.	☒	Pre-Tax 401(k) Contributions (excluding interest credited after the later of (a) the last day of the Plan Year ending before July 1, 1989 or (b) December 31, 1988)

	ii.	☒	Roth 401(k) Contributions (excluding interest)

	iii.	☒	After-Tax Contributions

	iv.	☒	Rollover Contributions

	v.	☒	Designated Roth Rollover Contributions

	vi.	☐	In-Plan Roth Rollover Contributions

	vii.	☒	After-Tax Rollover Contributions

	viii.	☐	Nonelective Contributions (includes Standard and Additional Discretionary Nonelective Contributions)

	ix.	☐	Prior Nonelective Contributions

	x.	☐	Matching Contributions (includes Regular, Additional Discretionary, and True-Up Matching Contributions) (QMACs and Safe Harbor Matching Contributions may not be withdrawn because of hardship)[1]

	xi.	☐	Prior Matching Contributions (QMACs and Safe Harbor Matching Contributions may not be withdrawn because of hardship)[1]

	xii.	☐	Other: (specify Sub-Account(s))

[1] An exception applies for amounts credited to the Plan as of the later of (a) the last day of the Plan Year ending before July 1, 1989 or (b) December 31, 1988, if such amounts are accounted for separately and were available for hardship withdrawal under the terms of the plan in effect on that date.

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25.2	DETERMINATION OF IMMEDIATE AND HEAVY FINANCIAL NEED

(Note: Hardship needs under the Plan are based on the safe harbors specified in 401(k) regulations and at Section 13.8 of the BPD.)

	a.	☐	In addition to the IRS safe harbor needs, hardship withdrawals of contributions other than 401(k) Contributions may be made under other non-discriminatory facts and circumstances, as follows:

(Withdrawal criteria must be definitely determinable, non-discriminatory, and objective)

	b.	☒	Hardship withdrawals may be made to satisfy an immediate and heavy financial need of a Participant’s primary Beneficiary who is NOT the Participant’s Spouse or other dependent

(Hardship withdrawals may only be made for the following needs of the primary Beneficiary: Code Section 213(d) medical expenses, post-secondary education/tuition expenses (including room and board), and funeral and burial expenses.)

25.3	DETERMINATION THAT PLAN DISTRIBUTION IS NECESSARY TO MEET NEED

	a.	☒	Necessity for hardship withdrawal is determined using IRS suspension safe harbor as explained at Section 13.8 of the BPD

	b.	☐	Necessity for hardship withdrawal is determined based on Employee’s certification:
(The Employee certifies the need for a hardship withdrawal as explained at Section 13.8 of the BPD. A hardship withdrawal will not be deemed necessary if the Administrator has actual knowledge that the Employee’s certification is false.)

25.4	EFFECTIVE DATE OF HARDSHIP WITHDRAWAL

	a.	Hardship Withdrawal Effective Dates. Hardship withdrawals will be made as soon as reasonably practicable following approval.

25.5	OPTIONAL LIMITATIONS ON HARDSHIP WITHDRAWALS

	a.	☐	100% Vesting Requirement. Hardship withdrawals may only be made from a particular Sub-Account if the Participant is 100% vested in the Sub-Account.

	b.	☒	Minimum Hardship Withdrawal Amount. The minimum hardship withdrawal amount is: $500 (amount must be reasonable and nondiscriminatory in operation)

		i.	☒ If less, Participant may withdraw 100% of his withdrawable interest

	c.	☐	Suspension of Further Hardship Withdrawals. The suspension period will last months after a hardship is issued

	d.	☒	Limit Number of Hardship Withdrawals. The number of hardship withdrawals a Participant may receive during the year is limited to: 4

		i.	Unless elected below, the applicable year is the calendar year

			A. ☐	Limit is applied using the Plan Year

SECTION 26. NON-HARDSHIP IN-SERVICE WITHDRAWALS

26.1	AVAILABILITY

	a.	☒	Non-hardship in-service withdrawals are permitted under the Plan.

26.2	SOURCES AND CONDITIONS FOR NON-HARDSHIP IN-SERVICE WITHDRAWALS

	a.	☒	Withdrawals at Any Time. The following amounts may be withdrawn at any time:

		i.	In-Plan Roth Rollover Contributions, if provided under the Plan (contributions rolled over as In-Plan Roth Rollover Contributions must still be distributable under conditions no less favorable than before the rollover)

		ii.	☒ After-Tax Contributions

		iii.	☒ Rollover Contributions

		iv.	☒ After-Tax Rollover Contributions

		v.	☒ Designated Roth Rollover Contributions

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b.	☒	Withdrawals at Specified Age. The following amounts may be withdrawn only after reaching the specified age:

After-Tax	Rollover	After-Tax Rollover	Designated Roth Rollover	Pre-Tax 401(k)	Roth 401(k)	QNECs
i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☒ 59 1/2 (> 59 1⁄2)	vi. ☒ 59 1/2 (> 59 1⁄2)	vii. ☒ 59 1/2 (> 59 1⁄2)

QMACs	Safe Harbor	Prior Safe Harbor	Prior Money Purchase1	Regular Match	Add’l Disc. Match	True-Up Match
viii. ☒ 59 1/2 (> 59 1⁄2)	ix. ☒ 59 1/2 (> 59 1⁄2)	x. ☒ 59 1/2 (> 59 1⁄2)	xi. ☐ (> 62)	xii. ☒ 59 1/2	xiii. ☐	xiv. ☒ 59 1/2

Prior Match	Std Nonelective[1]	Add’l Disc. Nonelective	Prior Nonelective
xv. ☒ 59 1/2	xvi. ☐	xvii. ☐	xviii. ☐

xix. ☐	Other contributions at age (specify other contribution(s) and conditions in a manner that is definitely determinable and not subject to employer discretion):

1 In Money Purchase Plans, the age cannot be earlier than age 62.

c. ☐	Employees in a profit-sharing or 401(k) plan may withdraw Nonelective/Matching Contributions after a specified period of participation as elected in the table below:

	Std Nonelective	Add’l Disc. Nonelective	Regular Match	Add’l Disc. Match	True-Up Match	Prior Nonelective	Prior Match
i. Withdrawal permitted after specified # months participation	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐	G. ☐
ii. Withdrawal permitted after both specified # months participation & attainment of specified age	A. ☐ Mos Age	B. ☐ Mos Age	C. ☐ Mos Age	D. ☐ Mos Age	E. ☐ Mos Age	F. ☐ Mos Age	G. ☐ Mos Age

d. ☐	Employees in a profit-sharing or 401(k) plan may withdraw amounts held at least 2 years as elected in the table below:

	Std Nonelective	Add’l Disc. Nonelective	Regular Match	Add’l Disc. Match	True-Up Match	Prior Nonelective	Prior Match
i. No other requirements	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐	G. ☐
ii. Employee must also have specified # months of participation	A. ☐ Mos	B. ☐ Mos	C. ☐ Mos	D. ☐ Mos	E. ☐ Mos	F. ☐ Mos	G. ☐ Mos
iii. Employee must also have attained specified age	A. ☐ Age	B. ☐ Age	C. ☐ Age	D. ☐ Age	E. ☐ Age	F. ☐ Age	G. ☐ Age
iv. Employee must also have specified # months of participation and have attained specified age	A. ☐ Mos Age	B. ☐ Mos Age	C. ☐ Mos Age	D. ☐ Mos Age	E. ☐ Mos Age	F. ☐ Mos Age	G. ☐ Mos Age

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26.3	MILITARY SERVICE WITHDRAWALS

	a.	☐	Deemed Severance from Employment.[1] A Participant engaged in military service more than 30 days may make a deemed severance withdrawal from the following:

		i.	☐	Pre-Tax 401(k) Contributions

		ii.	☐	Roth 401(k) Contributions

		iii.	☐	QNECs

		iv.	☐	QMACs

		v.	☐	Safe Harbor Contributions

		vi.	☐	Prior Safe Harbor Contributions

[1]Deemed severance withdrawals are subject to the 10% tax on early distributions and the Participant must be suspended from making 401(k) and After-Tax Contributions for at least 6 months.

	b.	☒	Qualified Reservist Withdrawal.[2] A Participant who is a member of a reserve component and is ordered or called to active duty for a period in excess of 179 days (or for an indefinite period) may make a qualified reservist withdrawal of the following contributions:

		i.	☒	Pre-Tax 401(k) Contributions

		ii.	☒	Roth 401(k) Contributions

[2]Qualified reservist withdrawals are exempt from the 10% tax on early distributions and no contribution suspension applies.

	c.	☐	A Participant absent from employment because of military leave for at least (> 1) days may make a withdrawal from the following:

		i.	☐	After-Tax Contributions

		ii.	☐	Rollover Contributions

		iii.	☐	After-Tax Rollover Contributions

		iv.	☐	Designated Roth Rollover Contributions

		v.	☐	Nonelective Contributions[1]

		vi.	☐	Prior Nonelective Contributions

		vii.	☐	Matching Contributions[2]

		viii.	☐	Prior Matching Contributions

[1] Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions.
[2] Matching Contributions include Regular, Additional Discretionary, and True-Up Matching Contributions.

26.4	EFFECTIVE DATE OF NON-HARDSHIP IN-SERVICE WITHDRAWALS

	a.	Non-Hardship In-Service Withdrawal Effective Dates. Non-hardship in-service withdrawals will be made as soon as reasonably practicable following approval.

26.5	OPTIONAL LIMITATIONS ON NON-HARDSHIP IN-SERVICE WITHDRAWALS

	a.	☐	100% Vesting Requirement. Non-hardship in-service withdrawals may only be made from a particular Sub-Account if the Participant is 100% vested in the Sub-Account.

	b.	☐	Minimum Non-Hardship In-Service Withdrawal Amount. The minimum non-hardship in-service withdrawal amount is: $ (amount must be reasonable and nondiscriminatory in operation)

		i.	☐	If less, Participant may withdraw 100% of his withdrawable interest

	c.	☐	Suspension of Further Non-Hardship In-Service Withdrawals. The suspension period will last months after a non-hardship In-Service withdrawal is issued.

	d.	☐	Single limit applies on the number of non-hardship in-service withdrawals a Participant may receive during the calendar year equal to:

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.	e.	☐	Separate suspension periods and/or limitations apply to further non-hardship in-service withdrawals of the same type of contributions as elected in the table below:

	Suspension period is specified number of months		Suspension period is remainder of Plan Year and the next following Plan Year		Limit on number of non- hardship withdrawals permitted during calendar year
i. After-Tax Contributions	1.	☐	2.	☐	3.	☐
ii. After-Tax Rollover Contributions	1.	☐	2.	☐	3.	☐
iii. Designated Roth Rollover Contributions	1.	☐	2.	☐	3.	☐
iv. In-Plan Roth Rollover Contributions	1.	☐	2.	☐	3.	☐
v. All Other Rollover Contributions	1.	☐	2.	☐	3.	☐
vi. Pre-Tax 401(k) Contributions	1.	☐	2.	☐	3.	☐
vii. Roth 401(k) Contributions	1.	☐	2.	☐	3.	☐
viii. QNECs	1.	☐	2.	☐	3.	☐
ix. QMACs	1.	☐	2.	☐	3.	☐
x. Safe Harbor Contributions	1.	☐	2.	☐	3.	☐
xi. Prior Safe Harbor Contributions	1.	☐	2.	☐	3.	☐
xii. Standard Nonelective Contributions	1.	☐	2.	☐	3.	☐
xiii. Additional Discretionary Nonelective Contributions	1.	☐	2.	☐	3.	☐
xiv. Prior Nonelective Contributions	1.	☐	2.	☐	3.	☐
xv. Regular Matching Contributions	1.	☐	2.	☐	3.	☐
xvi. Additional Discretionary Matching Contributions	1.	☐	2.	☐	3.	☐
xvii. True-Up Matching Contributions	1.	☐	2.	☐	3.	☐
xviii. Prior Matching Contributions	1.	☐	2.	☐	3.	☐

f.	The above limitations will not apply to military service withdrawals.

SECTION 27. TIMING OF DISTRIBUTIONS

27.1 DISTRIBUTIONS TO PARTICIPANTS FOLLOWING TERMINATION

a.	Receipt of Distribution. Subject to the cash-out rules in 27.2 below, upon proper application for benefits, a Participant who terminates employment shall receive distribution:

	i.	☒	As soon as reasonably practicable

	ii.	☐	As soon as reasonably practicable following (< 5) Breaks in Vesting Service or, if earlier, Normal Retirement Date

	iii.	☐	As soon as reasonably practicable after the end of the Plan Year in which his employment terminates

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		iv.	☐	As soon as reasonably practicable following Normal or Early Retirement Date. A Participant who satisfies the service requirement for early retirement, but terminates employment before reaching early retirement age will be entitled to receive distribution upon reaching early retirement age.

	b.	Option to Postpone Distribution. A Participant who terminates employment may postpone distribution until:

		i.	If the Participant terminates prior to Normal Retirement Date:

			A.	☐	Later of age 62 or Normal Retirement Date

			B.	☒	Required Beginning Date

		ii.	If the Participant retires on or after Normal Retirement Date:

			A.	☒	Required Beginning Date

			B.	☐	May not postpone

	c.	Distribution Following Notice. Distribution notice will be provided to a Participant no more than 180 days before his Benefit Commencement Date and the Participant may waive the 30-day waiting period to receive distribution.

27.2	CASH-OUTS

	a.	☒	Small account balances will be cashed out upon a distribution event.

		i.	The cash-out amount is:

			A.	☐	$1,000

			B.	☒	$5,000

			C.	☐	$ (< $5,000)

		ii.	☐	Rollover Contributions will be disregarded in determining whether Account will be cashed out

(Regardless of the election above, a Participant’s Rollover Contributions are included in determining whether a Participant’s distribution exceeds $ 1,000 for purposes of the mandatory rollover rules.)

27.3	COMMENCEMENT OF BENEFITS WHILE EMPLOYED. The following provisions apply: (select all that apply)

	a.	☐	A Participant who continues employment beyond Normal Retirement Date may elect to commence retirement benefits while employed

	b.	☐	A Participant who incurs a Disability and continues employment may elect to commence retirement benefits.

27.4	POST 70 1⁄2 DISTRIBUTIONS - REQUIRED BEGINNING DATE. A Participant (other than a 5% owner) who continues employment beyond April 1 of the calendar year following the year he attains age 70 1⁄2:

	a.	☐	will commence distribution by the April 1st of the calendar year following the calendar year in which the Participant reaches age 70 1⁄2.

	b.	☒	will commence distribution by the April 1st of the calendar year following the later of the calendar year in which the Participant reaches age 70 1⁄2 or the calendar year in which the Employee retires.

27.5	REQUIRED COMMENCEMENT OF DISTRIBUTION TO BENEFICIARIES. Distribution to Beneficiary of Participant who dies before his Required Beginning Date will be made:

	a.	☐	In full by the end of the calendar year that contains the 5th anniversary of Participant’s death

	b.	☒	Either (1) in full within 5 years of Participant’s death or (2) in installments over the Beneficiary’s life expectancy, as elected by the Participant or Beneficiary.

			A.	If no election is made, distribution will be made:

				1.	☐ In full by the end of the calendar year that contains the 5th anniversary of Participant’s death

				2.	☒ In installments over Beneficiary’s life expectancy beginning no later than the end of the calendar year immediately following the year of the Participant’s death (or, if later, by the end of the calendar year in which the Participant would have reached age 70 1⁄2, if Participant’s Spouse is sole Beneficiary)

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SECTION 28. FORMS OF PAYMENT

28.1	FORM OF PAYMENT TO PARTICIPANT. Subject to the cash-out rules in 27.2 above, a Participant may receive payment in the following form(s):

	a.	☒	Single sum

	b.	☐	Annuities

		i.	Normal/Optional Form of Payment. Annuities are the:

			A.	☐	Normal form

			B.	☐	Optional form

		ii.	Forms of annuity. Available forms of annuity are:

			A.	☐	Limited to period certain annuities (annuities payable for a specified number of months or years, rather than over the life of the Participant)

				1.	☐	The specified payment period may be any period designated by the Participant (not to exceed the joint life expectancies of the Participant and his Beneficiary)

				2.	☐	The Participant may only elect one of the following payment periods: (specify available payment periods that do not exceed the joint life expectancies of the Participant and his Beneficiary)

			B.	☐	May provide for payment over the life of the Participant

				1.	☐	The Participant may select any form of annuity that can be purchased by the Plan

				2.	☐	The Participant may only elect among the following forms of annuity: (specify available payment periods that do not exceed the joint life expectancies of the Participant and his Beneficiary)

				3.	☐	Unless the Participant elects otherwise, if payment is to be made in an annuity, it will be a life annuity or QJSA (payment elections will be subject to the requirements of Code Section 417)

		iii.	Special annuity requirements. If an annuity is payable over the life of the Participant, either as the normal form or because the Participant elected such an option, the following provisions apply:

			A.	Survivor percentage under QJSA is 50% unless a larger percentage is indicated: % (< 100%)

			B.	QPSA Provisions: (select all that apply)

				1.	☐	The QPSA is purchased with 50% of the Participant’s Account (if not selected, the QPSA will be purchased with 100% of the Participant’s Account)

				2.	☐	To receive QPSA, the Spouse must have been married to Participant for one year preceding death

				3.	☐	QPSA waiver is permitted.

					a.	☐ Pre-35 QPSA waivers are permitted

	c.	☒	Installment payments

		i.	☒	Participants may elect to accelerate installments

			A.	☐	The election to accelerate installment payments as of a specified date must be made when payments start

		ii.	☐	Pass-through Installment Payments

	d.	☐	Required minimum distributions (RMDs) (select only if Plan does not otherwise provide for installment payments)

		i.	RMDs Payable. Required minimum distributions are payable after a Participant’s Required Beginning Date (as defined in the BPD based on the election in Section 27.4) as follows:

			A.	☐	Only while Employee continues employment after Required Beginning Date

			B.	☐	If payments start at Participant’s Required Beginning Date, whether or not Participant is still employed on that date

	e.	☐	Eliminate Forms of Payment. The restatement eliminates the following forms of benefit: (select all that apply)

		i.	☐	Annuity forms of payment

		ii.	☐	Installment form of payment

	f.	☒	A Participant may elect distribution in more than one form of payment

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28.2 FORM OF PAYMENT TO BENEFICIARY.

	a.	Subject to the cash-out rules in 27.2 above and the QPSA requirements, if a Participant dies before payments start, distribution to the Participant’s Beneficiary will be made in the following form:

		i.	☒ Any of the forms of payment available to the Participant, as elected by the Beneficiary1

		ii.	☐ Single sum only

[1]Note: Legal rules limit the period over which payments may be made to a Participant’s Beneficiary. For example, payment may not be made over the joint lives of the Beneficiary and another person.

	b.	☐	Regardless of the election in a above, if the Participant dies before his Required Beginning Date (as defined in the BPD based on the election in Section 27.4), the Beneficiary may receive RMDs

28.3 IN-KIND DISTRIBUTIONS. The following distributions may be made in kind:

	a.	☐	No in-kind distributions

	b.	☐	Employer stock to the extent a Participant’s Account is invested in such stock. (A Participant does not otherwise have the right to demand payment of his benefit under the Plan in the form of Employer securities.)

	c.	☐	Only distributions from self-directed brokerage Investment Fund (as described in 23.2 above) may be made in kind

	d.	☒	Distributions of Employer stock (to the extent invested) or from self-directed brokerage Investment Fund (as described in 23.2 above) may be made in kind

28.4	☐	GRANDFATHERED PAYMENT OPTIONS. Special payment forms are preserved for specified Participant groups (Provisions are found in ADDENDUM A)

28.5 PARTIAL DISTRIBUTIONS

	a.	☒	Partial Distributions to Participants. Participant whose employment terminates or who is entitled to commence payment while employed, as provided in 27.3 above, may elect partial distribution from time to time

	b.	☒	Partial Distributions to Beneficiaries. Subject to the rules described in 27.5 above, a Beneficiary entitled to payment may elect partial distribution from time to time

SECTION 29. MISCELLANEOUS DISTRIBUTION PROVISIONS

29.1 EFFECT OF REEMPLOYMENT

	a.	Right to Distribution and Form of Payment. If a Participant is reemployed, he will lose his right to distribution attributable to his prior retirement or termination. If the Participant’s Benefit Commencement Date occurred before reemployment, no further distribution will be made until his subsequent termination and his prior form of payment election is null and void.

	b.	Annuity Requirements. If Participant elected optional life annuity, annuity requirements continue to apply to:

		i.	☐ Only prior Account

		ii.	☐ Full Account

29.2 BENEFICIARIES. If no Beneficiary has been designated or no Beneficiary survives the Participant, the default Beneficiary will be Participant’s Spouse or, if none:

	a.	☐	Participant’s estate

	b.	☐	Participant’s surviving children in equal shares or, if none, Participant’s estate

	c.	☐	Participant’s issue, per stirpes, or, if none, Participant’s estate

	d.	☒	Participant’s issue, per stirpes, or, if none, Participant’s surviving parents in equal shares, or, if none, Participant’s estate

	e.	☐	Other: (specify beneficiary order)

29.3 DOMESTIC PARTNER PROVISIONS

	a.	☐	If a Participant has a Domestic Partner, the Participant’s Domestic Partner will be treated as the Participant’s Spouse for Beneficiary and consent purposes.

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SECTION 30. MISCELLANEOUS

30.1	DEFINITION OF DISABILITY

(Complete only if Plan includes a feature that is contingent upon a Participant’s Disability.)

	a.	Participant is Disabled if he satisfies any of the criteria selected below:

		i.	☐	Eligible for social security disability

		ii.	☒	Eligible for benefits under Employer’s long term disability program

		iii.	☐	Determined by the Administrator on the basis of medical evidence satisfactory to it

			A.	☐ Unable to engage in any occupation for pay or profit

			B.	☐ Unable to perform usual and customary duties for Employer

		iv.	☐	Other (must be definitely determinable and not subject to Employer discretion):

30.2	DEFINITION OF HCE

	a.	Look back year is the:

		i.	☒	12-month period immediately preceding Plan Year

		ii.	☐	Calendar year beginning within the 12-month period immediately preceding Plan Year (may select only if Plan Year is not calendar year)

	b.	☐	HCEs are limited to top-paid 20% of Employees.

30.3	TOP-HEAVY PROVISIONS

	a.	Applicability. Top-heavy provisions apply as follows:

		i.	☐	Provisions do not apply because Plan covers only collectively-bargained Employees (less than 50% of whom are owners, officers or executives)

		ii.	☐	Provisions do not apply because Plan provides only for 401(k) Contributions, Matching Contributions, and/or Safe Harbor Contributions that satisfy non-discrimination requirements using the safe harbor method

	b.	☐	Vesting schedule for contributions does not meet the requirements of Code Section 416

		i.	Applicability of Top-Heavy Schedule. If the Plan becomes top-heavy, the top-heavy vesting schedule identified below will apply to such prior contributions for all future Plan Years.

		ii.	Top-Heavy Vesting Schedule is:

			A.	☐ 3-year cliff vesting

			B.	☐ 2-6-year graded vesting

			C.	☐ Other vesting (must be at least as favorable as 2-6-year graded vesting.)

Years of Vesting Service	Vested Interest

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	c.	☐	Plan Coverage. Employees are also covered under a defined benefit and/or another defined contribution plan: (select all that apply)

		i.	☐	A defined benefit plan. If the defined benefit plan is also top-heavy, Employees will receive top-heavy benefit from:

			A.	☐	This Plan equal to 5% of “415 compensation”

			B.	☐	The defined benefit plan

				1.	☐ Benefits provided under this Plan offset the minimum benefit required under the defined benefit plan

			C.	☐	Each plan without regard to the other

			D.	☐	No top-heavy benefit is required because a comparability analysis of the benefits provided under both plans proves the minimum benefit requirements are satisfied

		ii.	☐	Another defined contribution plan. If the defined contribution plan is also top-heavy, Employees will receive top-heavy benefit from:

			A.	☐	This Plan

				1.	☐ Benefits provided under the other plan offset the minimum benefit required under the Plan

			B.	☐	The other defined contribution plan

				1.	☐ Benefits provided under the Plan offset the minimum benefit required under the other plan

	d.	☐	If necessary for determining the present value of cumulative accrued benefits under aggregated defined benefit plans, the following factors shall be used:

		i.	Interest rate:

		ii.	Mortality table:

	e.	Top-Heavy Minimum Contributions. Top-heavy minimum contributions will be made:

		i.	☒	Only to non-key Employees

		ii.	☐	To both key and non-key Employees

		iii.	☒	Only for top-heavy Plan Years

		iv.	☐	For all Plan Years, regardless of whether Plan is now or ever was top-heavy

30.4	GOVERNING LAW. The Plan shall be governed by the laws of the following state or commonwealth: DE

30.5	PLAN EXPENSES

	a.	Administrative Expenses. Reasonable administrative expenses of the Plan will be paid from the Plan to the extent not paid by the Employer or otherwise defrayed.

30.6	SUPERSEDING PLAN PROVISIONS

	a.	☐	The Plan includes special provisions that supersede any inconsistent provisions of the Adoption Agreement or BPD (provisions are found in ADDENDUM J).

(If the Plan includes superseding provisions that do not meet the exceptions outlined in Section 19.3 of the BPD, the Plan Sponsor may no longer rely on the Opinion Letter issued to this Pre-Approved Defined Contribution Plan, Basic Plan Document #15. In order to have reliance, the Plan must apply for its own determination letter. However, in cases where the Employer is switching from an individually designed plan or from one Pre-Approved Defined Contribution Plan to another, the attachment of a list of “Code Section 411(d)(6) protected benefits” that must be preserved will not affect reliance on the Opinion Letter only if such individually designed or Pre-Approved Defined Contribution Plan was the subject of a prior determination, advisory, or opinion letter with respect to such benefit. If a Code Section 411(d)(6) protected benefit in the Plan or a plan being merged into this Plan is not permitted in a pre-approved defined contribution plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-Approved Defined Contribution Plan or, in the case of a merger, the merger date, and shall apply only to the extent required under Code Section 411(d)(6)).

30.7	☐	PLAN PARTICIPANTS, BENEFICIARIES AND ALTERNATE PAYEES ARE SUBJECT TO THE INDIVIDUAL ARBITRATION PROVISIONS PROVIDED IN SECTION 18.13 OF THE BASIC PLAN DOCUMENT (Plan Sponsor may not rely on the Opinion Letter with respect to this provision as it is subject to Title I of ERISA)

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SECTION 31. PRE-APPROVED DEFINED CONTRIBUTION PLAN PROVIDER INFORMATION

31.1	USE AND APPLICATION OF PRE-APPROVED PLAN DOCUMENT

The adopting Employer may rely on an Opinion Letter issued by the Internal Revenue Service as evidence that the plan is qualified under Code §41 (a) only to the extent provided in Revenue Procedure 2017-41. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements that are specified in the Opinion Letter issued with respect to the plan and in Revenue Procedure 2017-41. This Adoption Agreement can be used only in conjunction with Basic Plan Document #15. The appropriateness of the adoption of this Plan and the terms of the Adoption Agreement, its qualification with the IRS. and the tax and employee benefit consequences are the responsibility of the Employer and its tax and legal advisors. Failure to properly complete and execute this Adoption Agreement may result in disqualification of the Plan In order to have reliance in such circumstances, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

Questions regarding adoption of this Plan the intended meaning of any plan provisions, or the effect of the Opinion Letter issued by the Internal Revenue Service with respect to this Basic Plan Document #15 may be addressed to the Provider or agent designated for such purpose in 31.2 below.

31.2	AGENT FOR PRE-APPROVED DEFINED CONTRIBUTION PLAN PROVIDER

T. Rowe Price Retirement Plan Services, Inc.

P. O. Box 89000

Baltimore, MD 21289

31.3	IDENTIFICATION OF PRE-APPROVED DEFINED CONTRIBUTION PLAN PROVIDER

T. Rowe Price Retirement Plan Services, Inc.

P.O. Box 89000, CS-1312

Baltimore, MD 21289

719-2 78-5625

SECTION 32. EXECUTION

This Plan must he signed and dated below by all the indicated parties to he effective. Adoption of a combination profit-sharing plan (with or without a 401(k) arrangement) and money purchase pension plan must each be made on separate Adoption Agreements.

EXECUTED AT Plano, Texas,

     . this 14th day of September 2023.

Bread Financial Payments, Inc.

By:	Cara M Tutton
Title:	VP, Total Rewards

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ADDENDUM A

GRANDFATHERED PROVISIONS

Note: If a Code Section 411(d)(6) protected benefit in the Plan or a plan being merged into this Plan is not either (i) available as a provision through the Pre-Approved Defined Contribution Plan, or (ii) the subject of a prior determination, advisory, or opinion letter, the Employer cannot rely on the Pre-Approved Defined Contribution Plan Provider’s Opinion Letter for qualification with respect to such benefit. If a Code Section 411(d)(6) protected benefit in the Plan or a plan being merged into this Plan is not permitted in a Pre-Approved Defined Contribution Plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-Approved Defined Contribution Plan or, in the case of a merger, the merger date, and shall apply only to the extent required under Code Section 411(d)(6).

A.1	GRANDFATHERED WITHDRAWAL PROVISIONS

a. ☒

The following in-service withdrawals from a Participant’s Accounts shall be available to the Participants described below who satisfy the requirements described below and are not restricted as specified below: World Financial Match is available for withdrawal for termination (installments are allowed), for age 59 1/2 , for RMDs, & for active duty; it will also be available for loan redemption & calculation. A Participant whose Account includes amounts attributable to participation in the World Financial Network Plan may, while an Employee, receive a distribution of amounts attributable to his or her employer matching and retirement contribution accounts held under that plan as of December 31, 1997 ( adjusted for subsequent income, expenses, gains and losses or any other applicable charge or credit). Roth assets from World Financial source are available under the Active Duty withdrawals: 45 - Roth Conv/Trans WF Pr Match 46 Roth Conv/Trans WF Pri Retire 47 Roth Conv/Trans WF Prior Roll.

(Withdrawal criteria must be definitely determinable, non-discriminatory, and objective)

A.2	OTHER GRANDFATHERED VESTING SCHEDULE

a.

The prior vesting schedule(s) specified below shall apply to the contributions specified below with respect to the Participants described below: World Financial Match is 100% vested. Any matching contributions received prior to 1/1/2007 are subject to a 5 year cliff vesting schedule.

A.3	OTHER GRANDFATHERED PROVISIONS

a. ☒

The following provision shall be available to the Participants described below who satisfy the requirements described below: (see note above for potential reliance issues) Prior service with employers specified below is credited for eligibility & service: if employed by Blispay or the Company as 2/8/19 if employed by a Signet Company on 10/22/17 and employed by the Company on 10/23/17 if employed by a Lon Company or the Company as 12/3/20 Conversant: Dotomi, Inc.; Greystripe, Inc.; Conversant Media Systems, Inc.; and SET Media, Inc. (each a “Conversant Company”) Only if employed by a Conversant Company on 12/10/14 Abacus if employed by the Company as 2/1/07 if employed by Advecor as 12/31/12 AEP if employed by the Company as 3/1/03 Aspen if employed by the Company as 6/1/11 Atrana if employed by the Company as 5/14/05 Barney’s if employed by the Company as 6/2/13 Big if employed by the Company as 8/15/06 Bigfoot if employed by the Company as 9/24/05 if employed by Capstone as 11/1/04 and hired by the Company on or before 11/2/04 if employed by ConneXt as 8/23/01 CPC if employed by the Company as 10/1/06 CBSI if employed by the company as 9/16/03 if employed by Dresser as 7/15/97 DoubleClick if employed by the Company as 4/3/06 if employed by Epsilon on 10/31/04 and hired by the Company on 11/1/04 or if employed by Epsilon’s affiliate on 12/31/04 & hired by the Company on or before 1/1/05, but no less than 1 Year of Eligibility Service Equifax if employed by the Company as 7/1/10 or such later date provided in the Purchase Agreement Exolink if employed by the Company as 1/1/03 if employed by FMI on 12/31/01 if employed by Harmonic Systems on 8/11/98 if employed by HMI as 12/1/12 if employed by HNB on 7/19/98 iCom if employed by the Company as 2/6/06 Limited if employed by the Company in connection with an asset purchase & either on 9/15/12, or within 90 days afterwards if employed by LRI on 12/31/01 if employed by Mail Box on 9/24/01 if employed by NBCC on 11/22/96 Orcom if employed by the Company as 12/2/03 or within 30 days thereafter Specialty if employed by the Company as 9/12/03 if employed by SPS on 7/14/99 if employed by SPS (Fleetshare) on 7/14/99 & on 6/30/00 if employed by Utilipro on 2/28/01 Charming if employed by the Company as of 10/30/09, or such later date provided in the Purchase Agreement AEP, Capstone, CBSI, Epsilon, Orcom, Specialty affected Employees never become eligible to receive a Retirement Contribution

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ADDENDUM B

PLAN MERGERS

Note: If a Code Section 411(d)(6) protected benefit in the Plan or a plan being merged into this Plan is not either (i) available as a provision through the Pre-Approved Defined Contribution Plan, or (ii) the subject of a prior determination, advisory, or Opinion Letter, the Employer cannot rely on the Pre-Approved Defined Contribution Plan Provider’s Opinion Letter for qualification with respect to such benefit. If a Code Section 411(d)(6) protected benefit in the Plan or a plan being merged into this Plan is not permitted in a Pre-Approved Defined Contribution Plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-Approved Defined Contribution Plan or, in the case of a merger, the merger date, and shall apply only to the extent required under Code Section 411(d)(6).

B.1	PLAN MERGERS

(The following plans were merged into the Plan and became subject to the terms of the Plan effective as of the merger date.)

Name of Merged Plan	Merger Date
(a) World Financial Network National Bank Savings and Retirement Plan	1/1/1998

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HARDSHIP WITHDRAWALS TO COMPLY WITH THE

BIPARTISAN BUDGET ACT OF 2018 AND THE 2017 TAX CUTS AND JOBS ACT

INTERIM COMPLIANCE AMENDMENT

The provisions of this Addendum are part of the amendment to comply with the revised rules and procedures issued with the Final Treasury Regulations on September 23, 2019 regarding hardship withdrawals from qualified Plans.

1.	AVAILABILITY

In addition to the current selections made at Section 25 of this Adoption Agreement, the Plan hereby permits hardship withdrawals from the following Accounts (including income unless otherwise excluded); (select any. however these contributions must already be available under the Plan)

☒	Post-1988 income on 401(k) Contributions

☐	Non-QACA Safe Harbor Malching Contributions

☐	Non-QACA Safe Harbor Nonelective Contributions

☐	QACA Safe Harbor Malching Contributions

☐	QACA Safe Harbor Nonelective Contributions

☐	QMACs

☐	QNECs

☐	Prior Safe Harbor Contributions

☐	Income on all Employer Contribution sources, including those elected above, will be excluded.

2.	DETERMINATION OF IMMEDIATE AND HEAVY FINANCIAL NEED.

Hardship withdrawals shall be made based on the parameters specified in the HARDSHIP WITHDRAWAL INTERIM AMENDMENT which governs this Adoption Agreement.

3.	DETERMINATION THAT PLAN DISTRIBUTION IS NECESSARY TO MEET NEED.

The necessity for determining hardship withdrawal no longer requires suspension of a Participant’s “elective contributions” (and “employee contributions” as applicable) under all plans of the Employer or a Related Company. Any coordination with this suspension for any other Plan purpose is also eliminated.

4.	OPTIONAL LIMITATIONS ON HARDSHIP WITHDRAWALS.

☐	Before a hardship withdrawal may be made, a Participant must obtain all nontaxable loans available under this Plan and all other plans maintained by the Employer.

5.	EFFECTIVE DATE

The Bread Financial 401(k) Plan has been amended to comply with the terms of the HARDSHIP WITHDRAWAL INTERIM AMENDMENT which governs this Adoption Agreement. The provisions of this Addendum are effective as of the date in Section 4.4 or Section 4.5, as applicable, of the Adoption Agreement.

Bread Financial Payments, Inc. Name of Plan Sponsor

/s/ Cara M Tutton	9/14/2023
Authorized Signature	Date

/s/ Cara M Tutton
Printed Name of Authorized Signer

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